UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02667

Legg Mason Partners Capital Fund, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

DECEMBER 31, 2006

Legg Mason Partners Series Funds, Inc.

Legg Mason Partners Balanced Fund

Legg Mason Partners Capital Fund, Inc.

Legg Mason Partners Investors

Value Fund, Inc.

Legg Mason Partners Small Cap Growth Fund I

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Series Funds, Inc.

Annual Report  •  December 31, 2006

What’s

Inside

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)i expanded 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

After posting lackluster results in the first half of 2006, stocks rallied sharply and generated strong results during the second half of the reporting period. Early in the year, continued Fed rate hikes, record high oil prices and uncertainty about the economy dragged down the stock market. However, oil prices then retreated, the economy began to weaken and the Fed held rates steady. These factors, combined with continued strong corporate profits, propelled the market higher. All told, the S&P 500 Indexiv returned 15.78% during the 12 months ended December 31, 2006.

During the reporting period, short- and long-term Treasury yields experienced periods of significant volatility. After peaking in late June—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle. In addition,

Legg Mason Partners Series Funds, Inc.         I

inflationary pressures eased as oil prices fell after reaching a record high in mid-July. Overall, during the 12 months ended December 31, 2006, two-year Treasury yields increased to 4.82% versus 4.41% when the reporting period began. Over the same period, 10-year Treasury yields moved from 4.39% to 4.71%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 4.33%.

Please read on for a more detailed look at prevailing economic and market conditions during the Funds’ fiscal year and to learn how those conditions have affected each Fund’s performance.

Special Shareholder Notices

Legg Mason Partners Balanced Fund

Shareholder approval of a reorganization pursuant to which the Fund’s assets will be acquired, and its liabilities assumed by Legg Mason Partners Capital and Income Fund (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund has been obtained. It is expected that the Fund will be terminated, and shares of the Acquiring Fund distributed to Fund shareholders on or about March 16, 2007.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC and Western Asset Management Company (“Western Asset”) became the Fund’s subadvisers. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

Prior to November 20, 2006, the Fund was known as Salomon Brothers Balanced Fund.

Legg Mason Partners Capital Fund

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s

II         Legg Mason Partners Series Funds, Inc.

subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

Prior to November 20, 2006, the Fund was known as Salomon Brothers Capital Fund.

Legg Mason Partners Investors Value Fund

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

Prior to November 20, 2006, the Fund was known as Salomon Brothers Investors Value Fund.

Legg Mason Partners Small Cap Growth Fund I

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes but have been replaced effective February 12, 2007. ClearBridge has appointed Jeffrey J. Russell and Aram E. Green as portfolio managers of the Fund. Messrs. Russell and Green are primarily responsible for overseeing the day-to-day operations of the Fund and have ultimate authority to make portfolio decisions. They work with a team of sector analysts who are responsible for stock selection in one or more industries. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Legg Mason Partners Series Funds, Inc.         III

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

Prior to November 20, 2006, the Fund was known as Salomon Brothers Small Cap Growth Fund.

Information About Your Funds

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Funds’ manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds are not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Funds is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 13, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV         Legg Mason Partners Series Funds, Inc.

Fund Overview

Legg Mason Partners Balanced Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. The economy weakened during the period due, in part, to the lagged effect of higher short-term interest rates and a rapidly cooling housing market. Inflationary pressures intensified during the first half of the reporting period. However, as oil prices retreated from their July record high and housing prices moderated, inflation became less of an issue. The Federal Reserve Board (“Fed”)i boosted its target federal funds rateii from 4.25% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the year.

After a weak first half of the year, the U.S. stock market rallied sharply and generated strong returns in the second half of 2006. The stock market’s early woes were due to a variety of factors. These included the Fed continuing to raise short-term interest rates, record high oil prices, the cooling housing market, and concerns about the future direction of the economy and corporate profits. However, many of these issues soon lifted as oil prices fell sharply, the Fed paused from raising interest rates, and corporate profits continued to surprise on the upside. For the year as a whole, the S&P 500 Indexiii rose 15.78%, its best performance since 2003. The market’s gains were broad in scope. All 10 sectors in the S&P 500 Index posted positive returns during the year, led by telecommunications services and energy. In contrast, healthcare and information technology lagged the overall market.

Turning to the bond market, the Treasury yield curveiv flattened in 2006, as the difference between short- and long-term yields narrowed. Throughout much of 2006, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. Historically, this anomaly has often been a precursor of slowing economic growth and, in many cases, a recession. Looking at the 12-month period as a whole, the overall bond market as measured by the Lehman Brothers U.S. Aggregate Indexv returned 4.33%.

Performance Review

For the 12 months ended December 31, 2006, Class A shares of the Legg Mason Partners Balanced Fund, excluding sales charges, returned 12.44%. These shares outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Category Average1, which increased 11.06%. The Fund’s unmanaged benchmarks, the S&P 500 Index and the Citigroup Broad Investment Grade Bond Indexvi, returned 15.78% and 4.33%, respectively, for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 425 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         1

Performance Snapshot as of December 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months
Balanced Fund — Class A Shares	9.40%	12.44%

S&P 500 Index	12.73%	15.78%

Citigroup Broad Investment Grade Bond Index	5.15%	4.33%

Lipper Mixed-Asset Target Allocation Moderate Funds Category Average	8.57%	11.06%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B, Class C and Class O shares returned 8.94%, 8.94% and 9.63%, respectively, over the six months ended December 31, 2006. Excluding sales charges, Class B, C and Class O shares returned 11.50%, 11.54%, and 12.63% over the twelve months ended December 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 455 funds for the six-month period and among the 425 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. In the equity portion of the Fund, our stock selection and sector positioning enhanced results during the reporting period. In terms of stock selection, the Fund’s holdings in the information technology, consumer discretionary and financials sectors were the largest contributors to performance. From a sector perspective, overweights in energy and telecommunications services and an underweight in healthcare were the largest contributors to relative performance. On an individual stock basis, the largest absolute contributors to performance were AT&T Inc., Exxon Mobil Corp., News Corp., Hewlett-Packard Co., and JPMorgan Chase & Co.

In the fixed income portion of the Fund, we managed duration tactically, allowing it to rise and fall with fluctuating interest rates. Our decision to generally have a longer duration during the last half of the year was beneficial as yields fell when the Fed paused from raising interest rates and housing data came in much worse than expected. In

2         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

addition, an overweight to mortgage-backed securities enhanced results as they outperformed Treasuries. An emphasis on lower quality corporate securities boosted returns as well, as investor risk appetite was high, earnings were strong, and the economy continued to expand. As a result, corporate credit spreads narrowed, especially on BBB-rated securities.

What were the leading detractors from performance?

A. In terms of stock selection, the Fund’s consumer staples, industrials and materials stocks were the largest detractors to results. From a sector positioning perspective, the Fund’s underweight in utilities, overweight in information technology and underweight in materials detracted from relative performance. On an individual stock basis, the largest detractors from absolute performance were Intel Corp., Motorola Inc., Viacom Inc., Home Depot Inc. and Lucent Technologies, Inc.

In the fixed income portion of the Fund, a long duration during the first half of the reporting period detracted from results as the economy was stronger than expected and the Fed continued to raise interest rates. Over the same timeframe, our yield curve positioning hurt results. In particular, our bias to the short- to intermediate-part of the curve was detrimental as the yield curve flattened. In addition, the Fund’s exposure to Treasury Inflation Protected Securities (“TIPS”)vii was a negative to performance as inflationary pressures subsided in the second half of the year as oil prices fell sharply.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the period.

Thank you for your investment in the Legg Mason Partners Balanced Fund. As always, we appreciate that you have chosen us to manage your assets.

Sincerely,

ClearBridge Advisors, LLC Equity Portion	Western Asset Management Company Fixed Income Portion

January 29, 2007

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Federal National Mortgage Association (FNMA) (10.6%), Government National Mortgage Association (GNMA) (6.1%), General Electric Co. (3.5%), International Business Machines Corp. (3.2%), Exxon Mobil Corp. (2.7%), JPMorgan Chase & Co. (2.4%), AT & T Inc. (2.3%), Bank Of New York Co. Inc (2.2%), Wal-Mart Stores Inc. (2.2%) and Federal Home Loan Mortgage Corp. (FHLMC) (2.1%). Please refer to pages 37 through 48 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Financials (12.7%), Information Technology (10.4%), Energy (7.8%), Industrials (5.7%) and Consumer Staples (4.8%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in common stocks are subject to market fluctuations. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and in foreign companies and governments, including emerging markets, involve risks beyond those inherently solely in higher-rated and domestic investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities.

vii

U.S. Treasury Inflation Protected Securities (“TIPS”) are bonds sold at auction and available in 10- or 30-year maturities. TIPS receive a fixed, stated rate of return. But they also increase their principal by the changes in the CPI-U (the non-seasonally adjusted U.S. city average all items consumer price index for all urban consumers, published by the Bureau of Labor Statistics). Investors should note that TIPS, like most fixed income instruments with long maturities, are subject to price risk.

4         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Fund Overview

Legg Mason Partners Capital Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. After a mid-year slump, the U.S. equity market began to accelerate, delivering a fourth consecutive year of positive returns. Continued signs of economic growth, strong corporate earnings coupled with the pause of the Federal Reserve Board’s (“Fed”)i rate increase campaign, and a drop in oil prices fueled the market. Heavy merger and acquisition activity also helped push stocks higher. Market breadth was reasonably good with all S&P 500 sectors posting positive returns during the reporting period.

The Dow Jones Industrial Averageii surged to a new all-time high of 12,510.57 (on 12/27/06) and the S&P 500 surpassed 1,400 for the first time since 2000. The Nasdaq Composite Indexiii lagged a bit due to sluggish performance of mega-cap technology shares but still managed to gain more than 10% in 2006.

The equity market’s gains were particularly impressive given that all the year’s upside came since mid-year after an 8% pullback, which resulted from concerns about the pace of inflation and economic growth, as well as uncertainty regarding the policies of the new Federal Reserve chief. Subsequently, investors responded to a number of positive developments that began with the Fed’s decision to leave the federal funds rateiv unchanged at 5.25% after 17 consecutive rate increases, the sharp pullback in oil prices from a high of $77.03 a barrel (7/14/06) to just above $60 a barrel by year end, and signs of increased consumer confidence. By year-end economic growth appeared to moderate as the Commerce Department’s final reports showed a 2.0% annual rate increase in real gross domestic product (“GDP”)v during the third quarter, down from 2.6% in the second quarter, and a 1.9% annual rate increase in the GDP price index after a 3.3% rise in the second quarter.

The market’s behavior in 2006 was clearly influenced by a number of events. During any period of time there are issues that bear watching. Like many, we were concerned about the potential second derivative effect from a slowdown in housing on the consumer. We were also sensitive to the implications of a maturing economic cycle on certain industries. However, macroeconomic niceties aside, we noted that equity valuations were reasonable, corporate cash flows were healthy, and balance sheets were in relatively good shape. Broadly speaking, we found “value” among a number of larger capitalization “growth” companies with attractive cash-on-cash returns and decent revenue growth prospects. All in all, it was a year in which stock selection trumped divining some sort of big picture trend.

Performance Review

For the 12 months ended December 31, 2006, Class A shares of Legg Mason Partners Capital Fund, excluding sales charges, returned 10.63%. These shares underperformed the Lipper Multi-Cap Core Funds Category Average1, which increased 13.31%. The Fund’s unmanaged benchmark, the Russell 3000 Indexvi returned 15.72% for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 916 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         5

Performance Snapshot as of December 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months
Capital Fund — Class A Shares	13.70%	10.63%

Russell 3000 Index	12.09%	15.72%

Lipper Multi-Cap Core Funds Category Average	10.51%	13.31%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B, Class C and Class I shares returned 13.29%, 13.24% and 13.82%, respectively, over the six months ended December 31, 2006. Excluding sales charges, Class B, C and Class I shares returned 9.75%, 9.72%, and 10.93% over the twelve months ended December 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 957 funds for the six-month period and among the 916 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

A. The Fund’s underperformance relative to the Russell 3000 Index during the period was attributable to both sector allocation and security selection. An overweight position in telecommunication services and an underweight position in consumer staples contributed positively to performance; however, this benefit was offset by the underweight position in both the energy and financial services sectors, which held back performance. Security selection was strongest in the information technology and industrials sectors and weakest in the telecommunication services and healthcare sectors.

What were the leading contributors to performance?

A. Notable performers included Cisco Systems, Inc., Freescale Semiconductor Inc., Time Warner Inc., Accenture Ltd. and Merrill Lynch & Co., Inc. We sold our positions in Freescale Semiconductor Inc. in November after the company agreed to be bought by a private equity consortium.

What were the leading detractors from performance?

A. Stocks that detracted from performance came from a number of different sectors and included Agilent Technologies Inc., Omnicare Inc., Sprint Nextel Corp., Yahoo! Inc., and IAC/InterActiveCorp. We continue to hold Yahoo but sold the others during the reporting period.

6         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Q. Were there any significant changes to the Fund during the reporting period?

A. While it has been six short months since we assumed management of the Legg Mason Partners Capital Fund, we have achieved our short-term goals and have begun to focus on our long-term objective—to manufacture superior investment returns. When we took over the Fund in July 2006, we immediately focused on repositioning the Fund in keeping with our approach to portfolio management. We believe that we have achieved this goal, while making every effort to minimize the tax and market impact of the trades we made.

During the second half of the reporting period, we were almost entirely invested in U.S. equities, despite having the flexibility to invest outside the U.S. and elsewhere in the capital structure. We continue to invest in what we believe are the most attractively priced securities, with little concern for sector weightings versus a benchmark. For example, our large positions in technology and financial stocks are not due to a top-down, or macroeconomic view of the world. To the contrary, it is in those industries that we have found the stocks with the greatest discounts to their intrinsic values as measured by their cash returns.

We are now intensely focused on making money for our clients. We will seek to do this by exploiting the opportunism and flexibility that are characteristic of, and the proud legacy of, the Legg Mason Partners Capital Fund.

Thank you for your investment in the Legg Mason Partners Capital Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment goals.

Sincerely,

Brian S. Posner Portfolio Manager ClearBridge Advisors, LLC	Brian M. Angerame Co-Portfolio Manager ClearBridge Advisors, LLC

January 29, 2007

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         7

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Marsh & McLennan Cos. Inc. (5.0%), American Express Co. (4.9%), Motorola Inc. (4.4%), JPMorgan Chase & Co. (4.1%), Cisco Systems (4.0%), Lehman Brothers Holdings Inc. (3.7%), Capital One Financial Corp. (3.7%), WPP Group PLC (3.4%), ALLTEL Corp. (3.3%) and Accenture Ltd., Class A Shares (3.3%). Please refer to pages 49 through 51 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Financials (28.9%), Information Technology (27.2%), Industrials (13.3%), Consumer Discretionary (12.7%) and Energy (10.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The DJIA is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iii	The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

[v]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

vi	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

8         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Fund Overview

Legg Mason Partners Investors Value Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. After a mid-year slump, the U.S. equity market began to accelerate, delivering a fourth consecutive year of positive returns. Continued signs of economic growth and strong corporate earnings coupled with the pause of the Federal Reserve Board’s (“Fed”)i rate increase campaign and a drop in oil prices fueled the market. Heavy merger and acquisition activity also helped push stocks higher. Market breadth increased noticeably with all S&P 500 sectors posting positive returns.

The Dow Jones Industrial Averageii surged to a new all-time high of 12,510.57 (on 12/27/06) and the S&P 500 surpassed 1,400 for the first time since 2000. The Nasdaq Composite Indexiii lagged a bit due to sluggish performance of mega-cap technology shares but still managed to gain more than 10% in 2006.

The equity market’s gains were particularly impressive given that all the year’s upside came since mid-year after an 8% pullback, which resulted from concerns about the pace of inflation and economic growth and ultimately the uncertainty regarding the decision making of a new Federal Reserve chief. Subsequently, investors responded to a number of positive developments that began with the Fed’s decision to leave the federal funds rateiv unchanged at 5.25% after 17 consecutive rate increases; the sharp pullback in oil prices from a high of $77.03 a barrel (7/14/06) to just above $60 a barrel by year end; and signs of increased consumer confidence. By year-end, economic growth appeared to moderate as the Commerce Department’s final reports showed a 2.0% annual rate increase in real gross domestic product (“GDP”)v during the third quarter, down from 2.6% in the second quarter and a 1.9% annual rate increase in the GDP price index after a 3.3% rise in the second quarter.

Within the S&P 500, leading sectors included Telecommunication Services, Energy and Consumer Discretionary. In contrast, Health Care, Technology and Industrials lagged the overall market.

Performance Review

For the 12 months ended December 31, 2006, Class A shares of the Legg Mason Partners Investors Value Fund, excluding sales charges, returned 17.63%. The Fund’s unmanaged benchmark, the S&P 500 Indexvi, returned 15.78% for the same period. The Lipper Large-Cap Value Funds Category Average1 increased 17.96% over the same time frame.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 496 funds in the Fund’s Lipper category and excluding sales charges.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         9

Performance Snapshot as of December 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months
Investors Value Fund — Class A Shares	12.30%	17.63%

S&P 500 Index	12.73%	15.78%

Lipper Large-Cap Value Funds Category Average	12.74%	17.96%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Fund returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all Fund expenses. Excluding sales charges, Class B, Class C, Class I (formerly Class Y) and Class O shares returned 11.85%, 11.86%, 12.46% and 12.49%, respectively, over the six months ended December 31, 2006. Excluding sales charges, Class B, C, I and Class O shares returned 16.49%, 16.64%, 17.96% and 17.98% over the twelve months ended December 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 501 funds for the six-month period and among the 496 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

A. The sectors that contributed the most to the Fund’s absolute performance for the year included financials, consumer discretionary and energy. Three of the Fund’s sectors that lagged included materials, technology and healthcare.

Relative to the Fund’s unmanaged benchmark, the S&P 500 Index, both security selection and sector allocation enhanced results during the reporting period. In terms of security selection, the Fund’s holdings in the information technology, industrials and consumer discretionary sectors were the largest contributors to relative results. This was partially offset by weak performance in the telecommunication services, healthcare and financials sectors. In terms of sector allocation, an underweight in information technology, overweight in telecommunication services and underweight in healthcare enhanced results. This was somewhat offset by the Fund’s underweight in utilities.

Relative to the S&P 500/Citigroup Value Index, sector allocation had a positive impact on performance but was not enough to offset negative security selection. An underweight position in both technology and industrials contributed positively to performance; however, this benefit was partly offset by the underweight position in financials and the overweight position in healthcare, which held back performance. Security selection was strongest in the industrials and technology sectors and weakest in the telecommunication services and financials sectors.

10         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

What were the leading contributors to performance?

A. Top contributors during the period included AT&T Inc., Merrill Lynch & Co., Inc., Marathon Oil Corp., News Corp. and Goldman Sachs Group Inc. We sold our position in Marathon Oil Corp. in August due to the sharp rise in the stock price coupled with increasing concerns about the sustainability of high U.S. refining margins.

What were the leading detractors from performance?

A. Stocks that detracted from performance came from a number of different sectors and included Sprint Nextel Corp., UnitedHealth Group, Inc., Capital One Financial Corp., Sara Lee Corp. and Nortel Networks Corp. We sold our positions in Nortel Networks Corp. and Sara Lee Corp. in March and June, respectively, since we came to believe that the corporate turnaround strategies these companies were pursuing were going to take longer than expected and we were less confident they would generate positive operating results.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, we have reduced our healthcare and energy exposure in the portfolio and increased our industrials weightings. Versus the S&P 500 Index, we are currently overweight in financials, telecommunication services and consumer discretionary and underweight in information technology, healthcare and energy.

Thank you for your investment in the Legg Mason Partners Investors Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment goals.

Sincerely,

Mark J. McAllister, CFA Portfolio Manager ClearBridge Advisors, LLC	Robert Feitler, Jr. Portfolio Manager ClearBridge Advisors, LLC

January 29, 2007

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         11

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Altria Group Inc. (3.5%), Total SA, ADR (2.9%), News Corp., Class B Shares (2.6%), JPMorgan Chase & Co. (2.6%), AT&T Inc. (2.6%), Merrill Lynch & Co. Inc. (2.6%), McDonald’s Corp. (2.4%), Capital One Financial Corp. (2.4%), Sprint Nextel Corp. (2.4%) and American Express Co. (2.3%). Please refer to pages 52 through 55 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Financials (29.6%), Consumer Discretionary (13.9%), Industrials (12.1%), Consumer Staples (8.7%) and Telecommunications Services (8.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in common stocks are subject to market fluctuations. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The DJIA is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iii	The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

[v]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

vi	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative as of the performance of larger companies in the U.S.

12         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Fund Overview

Legg Mason Partners Small Cap Growth Fund I

Q. What were the overall market conditions during the Fund’s reporting period?

A. After a weak first half of the year, the U.S. stock market rallied sharply and generated strong returns in the second half of 2006. The stock market’s early woes were due to a variety of factors. These included the Federal Reserve Board (“Fed”)i continuing to raise short-term interest rates, record high oil prices, the cooling housing market, and concerns about the future direction of the economy and corporate profits. However, many of these issues soon lifted as oil prices fell sharply, the Fed paused from raising interest rates after its June meeting, and corporate profits continued to surprise on the upside.

For the year as a whole, the S&P 500 Indexii rose 15.78%, its best performance since 2003. The market’s gains were broad in scope. All 10 sectors in the S&P 500 Index posted positive returns during the year, led by telecommunications services and energy. In contrast, healthcare and information technology lagged the overall market. Looking at the reporting period as a whole, small-cap stocks, as measured by the Russell 2000 Index,iii returned a strong 18.37%. Within the small-cap universe, value stocks significantly outperformed their growth counterparts, as the Russell 2000 Valueiv and Russell 2000 Growthv Indices returned 23.48% and 13.35%, respectively.

Performance Review

For the 12 months ended December 31, 2006, Class A shares of Legg Mason Partners Small Cap Growth Fund I, excluding sales charges, returned 12.41%. These shares outperformed the Lipper Small Cap Growth Funds Category Average1, which increased 10.31%, The Fund’s unmanaged benchmarks, the Russell 2000 Index and the Russell 2000 Growth Index, returned 18.37% and 13.35%, respectively, for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 558 funds in the Fund’s Lipper category and excluding sales charges.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         13

Performance Snapshot as of December 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months
Small Cap Growth Fund I — Class A Shares	9.43%	12.41%

Russell 2000 Index	9.38%	18.37%

Russell 2000 Growth Index	6.86%	13.35%

Lipper Small Cap Growth Funds Category Average	5.21%	10.31%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Absent these reimbursements or waivers, performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B, Class C, Class I (formerly Class Y) and Class O shares returned 8.91%, 8.96%, 9.63% and 9.55%, respectively, over the six months ended December 31, 2006. Excluding sales charges, Class B, Class C, Class I and Class O shares returned 11.33%, 11.44%, 12.89% and 12.69% over the twelve months ended December 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 578 funds for the six-month period and among the 558 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the reporting period, the Fund’s holdings in the consumer discretionary, information technology, and industrials sectors generated the best relative results. In terms of individual stocks, the largest contributor to performance during the year was American Tower Corp. Its primary business is leasing antenna space on communications towers to wireless service providers and radio and television companies. American Tower Corp. has benefited from the rapid growth of the cellular industry and the sharp increase in the transmission of wireless data.

Other stocks that were large contributors to performance included Sabre Holdings Corp. and Ctrip.com International, Ltd. Sabre Holdings has the leading global travel distribution system in the U.S. It is engaged in travel commerce, marketing travel products and providing distribution and technology solutions for the travel industry. The company is perhaps best known for its travel website travelocity.com. This stock rose sharply due to the global consolidation of the industry and it was purchased during the year by a private equity firm. Ctrip.com International Ltd. is an internet company that is a leading provider of independent travel in China. Domestic travel in China, has risen sharply in conjunction with rising consumer income among the Chinese people.

14         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

What were the leading detractors from performance?

A. Stock selection in the healthcare, energy, and materials sectors were the largest detractors to performance versus the Russell 2000 Growth Index. CV Therapeutics Inc. was the leading detractor to performance during the period. This biopharmaceutical company’s shares fell sharply due to issues surrounding the clinical trial of its product Ranexa, which is used in the treatment of angina. The second largest detractor to performance was Openwave Systems Inc. The company provides software and services to mobile and wireline operators, broadband service providers, and handset manufacturers. During the reporting period, the company did not meet its earning guidance due to delays in customer orders for its software systems. The third largest detractor was Jupitermedia Corp. a global provider of digital images, original online information and research for information technology, business and creative professionals. The company’s shares declined due to competitive pressures and increased pricing competition.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the investment approach used to manage the Fund. However, we did adjust the Fund’s sector positioning during the period by reducing its weighting in healthcare and increasing its exposure in information technology stocks. This was based on our view that technology stocks offered the most attractive risk-reward characteristics in the market.

Thank you for your investment in the Legg Mason Partners Small Cap Growth Fund I. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment goals.

Sincerely,

ClearBridge Advisors, LLC

February 13, 2007

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         15

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Sabre Holdings Corp., Class A Shares (2.9%), American Tower Corp., Class A Shares (2.9%), ECI Telecom Ltd. (2.9%), ADC Telecommunications Inc. (2.7%), Tekelec (2.6%), R. H. Donnelley Corp. (2.6%), 3Com Corp. (2.3%), ITC Holdings Corp. (2.2%), Soho.com Inc. (2.1%) and SINA Corp. (2.1%). Please refer to pages 56 through 60 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Information Technology (35.8%), Consumer Discretionary (12.7%), Health Care (12.0%), Industrials (10.9%) and Financials (6.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in common stocks are subject to market fluctuations. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iii

The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iv	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[v]	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

16         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Balanced Fund

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         17

Fund at a Glance (unaudited) (continued)

Legg Mason Partners Capital Fund, Inc.

18         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Fund at a Glance (unaudited) (continued)

Legg Mason Partners Investors Value Fund, Inc.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         19

Fund at a Glance (unaudited) (continued)

Legg Mason Partners Small Cap Growth Fund I

20         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Legg Mason Partners Balanced Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	9.40%	$1,000.00	$1,094.00	1.17%	$6.18

Class B	8.94	1,000.00	1,089.40	1.92	10.11

Class C	8.94	1,000.00	1,089.40	1.87	9.85

Class O	9.63	1,000.00	1,096.30	0.73	3.86

(1)	For the six months ended December 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         21

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Legg Mason Partners Balanced Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,019.31	1.17%	$5.96

Class B	5.00	1,000.00	1,015.53	1.92	9.75

Class C	5.00	1,000.00	1,015.78	1.87	9.50

Class O	5.00	1,000.00	1,021.53	0.73	3.72

(1)	For the six months ended December 31, 2006.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

22         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Fund Expenses (unaudited) (continued)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Legg Mason Partners Capital Fund, Inc.	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	13.70%	$1,000.00	$1,137.00	0.96%	$5.17

Class B	13.29	1,000.00	1,132.90	1.74	9.35

Class C	13.24	1,000.00	1,132.40	1.74	9.35

Class I(5)	13.82	1,000.00	1,138.20	0.61	3.29

(1)	For the six months ended December 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares. Class I shares were converted into Class O shares, and Class O shares were redesignated as Class I shares on December 1, 2006.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         23

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Legg Mason Partners Capital Fund, Inc.	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,020.37	0.96%	$4.89

Class B	5.00	1,000.00	1,016.43	1.74	8.84

Class C	5.00	1,000.00	1,016.43	1.74	8.84

Class I(4)	5.00	1,000.00	1,021.13	0.61	3.11

(1)	For the six months ended December 31, 2006.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares. Class I shares were converted into Class O shares, and Class O shares were redesignated as Class I shares on December 1, 2006.

24         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Fund Expenses (unaudited) (continued)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Legg Mason Partners Investors Value Fund, Inc.	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	12.30%	$1,000.00	$1,123.00	0.86%	$4.60

Class B	11.85	1,000.00	1,118.50	1.65	8.81

Class C	11.86	1,000.00	1,118.60	1.66	8.86

Class O	12.49	1,000.00	1,124.90	0.62	3.32

Class I(5)	12.46	1,000.00	1,124.60	0.53	2.84

(1)	For the six months ended December 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sale charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         25

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Legg Mason Partners Investors Value Fund, Inc.	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,020.87	0.86%	$4.38

Class B	5.00	1,000.00	1,016.89	1.65	8.39

Class C	5.00	1,000.00	1,016.84	1.66	8.44

Class O	5.00	1,000.00	1,022.08	0.62	3.16

Class I(4)	5.00	1,000.00	1,022.53	0.53	2.70

(1)	For the six months ended December 31, 2006.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

26         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Fund Expenses (unaudited) (continued)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Legg Mason Partners Small Cap Growth Fund I	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	9.43%	$1,000.00	$1,094.30	1.25%	$6.60

Class B	8.91	1,000.00	1,089.10	2.14	11.27

Class C	8.96	1,000.00	1,089.60	2.04	10.74

Class O	9.55	1,000.00	1,095.50	0.92	4.86

Class I(5)	9.63	1,000.00	1,096.30	0.82	4.33

Class R(6)	(0.37)	1,000.00	996.30	1.45	0.12

(1)	For the six months ended December 31, 2006, unless otherwise noted.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(6)	For the period from December 28, 2006 (inception date) through December 31, 2006.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         27

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Legg Mason Partners Small Cap Growth Fund I	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,018.90	1.25%	$6.36

Class B	5.00	1,000.00	1,014.42	2.14	10.87

Class C	5.00	1,000.00	1,014.92	2.04	10.36

Class O	5.00	1,000.00	1,020.57	0.92	4.69

Class I(4)	5.00	1,000.00	1,021.07	0.82	4.18

Class R(5)	5.00	1,000.00	1,000.29	1.45	0.12

(1)	For the six months ended December 31, 2006, unless otherwise noted.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(5)	For the period from December 28, 2006 (inception date) through December 31, 2006.

28         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Fund Performance

Legg Mason Partners Balanced Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class O
Twelve Months Ended 12/31/06	12.44%	11.50%	11.54%	12.63%

Five Years Ended 12/31/06	6.90	6.07	6.12	7.18

Ten Years Ended 12/31/06	7.12	6.29	6.31	7.37

Inception* through 12/31/06	8.48	7.65	7.68	8.79

	With Sales Charges(3)
	Class A	Class B	Class C	Class O
Twelve Months Ended 12/31/06	5.98%	6.50%	10.54%	12.63%

Five Years Ended 12/31/06	5.64	5.91	6.12	7.18

Ten Years Ended 12/31/06	6.48	6.29	6.31	7.37

Inception* through 12/31/06	7.91	7.65	7.68	8.79

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (12/31/96 through 12/31/06)	98.85%

Class B (12/31/96 through 12/31/06)	84.08

Class C (12/31/96 through 12/31/06)	84.36

Class O (12/31/96 through 12/31/06)	103.67

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B, C and O shares is September 11, 1995.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         29

Fund Performance (continued)

Legg Mason Partners Capital Fund, Inc.

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I(3)
Twelve Months Ended 12/31/06	10.63%	9.75%	9.72%	10.93%

Five Years Ended 12/31/06	8.04	7.14	7.15	8.48

Ten Years Ended 12/31/06	13.10	12.20	12.20	13.47

Inception* through 12/31/06	13.70	12.81	12.81	16.49

	With Sales Charges(4)
	Class A	Class B	Class C	Class I(3)
Twelve Months Ended 12/31/06	4.27%	4.75%	8.72%	10.93%

Five Years Ended 12/31/06	6.77	6.99	7.15	8.48

Ten Years Ended 12/31/06	12.43	12.20	12.20	13.47

Inception* through 12/31/06	13.04	12.81	12.81	16.49

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/96 through 12/31/06)	242.40%

Class B (12/31/96 through 12/31/06)	216.24

Class C (12/31/96 through 12/31/06)	216.13

Class I(3) (12/31/96 through 12/31/06)	253.92

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares. Class I shares were converted into Class O shares and Class O shares were redesignated as Class I shares on December 1, 2006.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B, and C shares is November 1, 1996. Inception dates for Class I shares is December 17, 1976.

30         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Fund Performance (continued)

Legg Mason Partners Investors Value Fund, Inc.

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I(3)	Class O
Twelve Months Ended 12/31/06	17.63%	16.49%	16.64%	17.96%	17.98%

Five Years Ended 12/31/06	7.27	6.28	6.35	7.62	7.59

Ten Years Ended 12/31/06	9.72	8.78	8.84	N/A	10.02

Inception* through 12/31/06	13.27	12.33	12.38	6.57	12.45

	With Sales Charges(4)
	Class A	Class B	Class C	Class I(3)	Class O
Twelve Months Ended 12/31/06	10.85%	11.49%	15.64%	17.96%	17.98%

Five Years Ended 12/31/06	6.01	6.12	6.35	7.62	7.59

Ten Years Ended 12/31/06	9.07	8.78	8.84	N/A	10.02

Inception* through 12/31/06	12.71	12.33	12.38	6.57	12.45

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (12/31/96 through 12/31/06)	152.76%

Class B (12/31/96 through 12/31/06)	132.03

Class C (12/31/96 through 12/31/06)	133.25

Class I(3) (Inception* through 12/31/06)	41.58

Class O (12/31/96 through 12/31/06)	159.73

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is January 3, 1995. Inception dates for Class O and I shares are December 31, 1988 and July 16, 2001, respectively.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         31

Fund Performance (continued)

Legg Mason Partners Small Cap Growth Fund I

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I(3)	Class O	Class R
Twelve Months Ended 12/31/06	12.41%	11.33%	11.44%	12.89%	12.69%	N/A

Five Years Ended 12/31/06	6.58	5.60	5.73	N/A	6.82	N/A

Inception* through 12/31/06	12.27	11.29	11.40	13.53	12.52	(0.37)%

	With Sales Charges(4)
	Class A	Class B	Class C	Class I(3)	Class O	Class R
Twelve Months Ended 12/31/06	5.97%	6.33%	10.44%	12.89%	12.69%	N/A

Five Years Ended 12/31/06	5.33	5.44	5.73	N/A	6.82	N/A

Inception* through 12/31/06	11.49	11.29	11.40	13.53	12.52	(0.37)%

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (Inception* through 12/31/06)	167.54%

Class B (Inception* through 12/31/06)	148.21

Class C (Inception* through 12/31/06)	150.38

Class I(3) (Inception* through 12/31/06)	31.60

Class O (Inception* through 12/31/06)	172.63

Class R (Inception* through 12/31/06)	(0.37)

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B, C and O is July 1, 1998. Inception dates for Class I shares and Class R shares are November 1, 2004 and December 28, 2006, respectively.

32         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B, C and O Shares of the Legg Mason Partners Balanced Fund vs. Citigroup Broad Investment Grade Bond (“BIG”) Index, S&P 500 Index and 50% Citigroup Broad Investment Grade Bond Index and 50% S&P 500 Index† (December 1996 — December 2006)

†	Hypothetical illustration of $10,000 invested in Class A, B, C and O shares on December 31, 1996, assuming deduction of the maximum initial sales charge of 5.75% with respect to Class A shares, at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Citigroup BIG Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         33

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Class I Shares of the Legg Mason Partners Capital Fund, Inc. vs. Russell 3000 Index† (December 1996 — December 2006)

†	Hypothetical illustration of $10,000 invested in Class I shares on December 31, 1996, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

34         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Class O Shares of the Legg Mason Partners Investors Value Fund, Inc. vs. S&P 500 Index† (December 1996 — December 2006)

†	Hypothetical illustration of $10,000 invested in Class O shares on December 31, 1996, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class O shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         35

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Class A, B, C and O Shares of the Legg Mason Partners Small Cap Growth Fund I vs. Russell 2000 Growth Index† (July 1998 — December 2006)

†	Hypothetical illustration of $10,000 invested in Class A, B, C and O shares at inception on July 1, 1998, assuming deduction of the maximum initial sales charge of 5.75% with respect to Class A shares at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B, C and O shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

36         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006)

LEGG MASON PARTNERS BALANCED FUND

Shares	Security	Value

COMMON STOCKS — 55.7%
CONSUMER DISCRETIONARY — 4.5%
Hotels, Restaurants & Leisure — 0.3%
6,000	McDonald’s Corp.	$265,980

Household Durables — 0.0%
490,631	Home Interiors & Gifts Inc. (a)(b)*	4,906

Media — 3.5%
7,350	CBS Corp.	229,467
17,270	Comcast Corp., Class A Shares*	731,039
2,208	Idearc Inc.*	63,259
33,400	News Corp., Class A Shares	717,432
56,400	Time Warner Inc.	1,228,392
7,350	Viacom Inc.*	301,424

	Total Media	3,271,013

Specialty Retail — 0.7%
17,000	Home Depot Inc.	682,720

	TOTAL CONSUMER DISCRETIONARY	4,224,619

CONSUMER STAPLES — 4.8%
Beverages — 1.5%
13,000	Coca-Cola Co.	627,250
12,600	PepsiCo Inc.	788,130

	Total Beverages	1,415,380

Food & Staples Retailing — 2.2%
28,868	FHC Delaware Inc. (a)(b)*	0
43,800	Wal-Mart Stores Inc.	2,022,684

	Total Food & Staples Retailing	2,022,684

Household Products — 0.7%
9,500	Colgate-Palmolive Co.	619,780

Personal Products — 0.4%
12,400	Avon Products Inc.	409,696

	TOTAL CONSUMER STAPLES	4,467,540

ENERGY — 7.8%
Energy Equipment & Services — 2.1%
49,000	Halliburton Co.	1,521,450
8,000	Schlumberger Ltd.	505,280

	Total Energy Equipment & Services	2,026,730

Oil, Gas & Consumable Fuels — 5.7%
10,000	BP PLC, ADR	671,000
7,000	Chevron Corp.	514,710
33,000	Exxon Mobil Corp.	2,528,790
6,000	Royal Dutch Shell PLC, ADR, Class A Shares	424,740

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         37

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 5.7% (continued)
15,000	Suncor Energy Inc.	$1,183,650

	Total Oil, Gas & Consumable Fuels	5,322,890

	TOTAL ENERGY	7,349,620

FINANCIALS — 12.7%
Capital Markets — 2.2%
52,400	Bank of New York Co. Inc.	2,062,988

Consumer Finance — 0.8%
12,500	American Express Co.	758,375

Diversified Financial Services — 3.5%
18,000	Bank of America Corp.	961,020
47,500	JPMorgan Chase & Co.	2,294,250

	Total Diversified Financial Services	3,255,270

Insurance — 4.2%
13,700	American International Group Inc.	981,742
466	Berkshire Hathaway Inc., Class B Shares*	1,708,356
24,000	Chubb Corp.	1,269,840

	Total Insurance	3,959,938

Real Estate Investment Trusts (REITs) — 2.0%
7,500	Brandywine Realty Trust	249,375
14,800	Duke Realty Corp.	605,320
13,500	New Plan Excel Realty Trust Inc.	370,980
14,000	Reckson Associates Realty Corp.	638,400

	Total Real Estate Investment Trusts (REITs)	1,864,075

	TOTAL FINANCIALS	11,900,646

HEALTH CARE — 4.3%
Health Care Equipment & Supplies — 1.2%
21,000	Medtronic Inc.	1,123,710

Pharmaceuticals — 3.1%
8,000	Merck & Co. Inc.	348,800
40,200	Pfizer Inc.	1,041,180
15,500	Schering-Plough Corp.	366,420
23,500	Wyeth	1,196,620

	Total Pharmaceuticals	2,953,020

	TOTAL HEALTH CARE	4,076,730

INDUSTRIALS — 5.7%
Air Freight & Logistics — 0.5%
6,200	United Parcel Service Inc., Class B Shares	464,876

Commercial Services & Supplies — 0.0%
4,310	Continental AFA Dispensing Co. (a)(b)*	23,705

See Notes to Financial Statements.

38         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Industrial Conglomerates — 3.5%
87,100	General Electric Co.	$3,240,991

Road & Rail — 1.7%
37,000	Canadian National Railway Co.	1,592,110

	TOTAL INDUSTRIALS	5,321,682

INFORMATION TECHNOLOGY — 10.4%
Communications Equipment — 2.4%
45,900	Cisco Systems Inc.*	1,254,447
50,000	Motorola Inc.	1,028,000

	Total Communications Equipment	2,282,447

Computers & Peripherals — 4.5%
2,028	Axiohm Transaction Solutions Inc. (a)(b)*	0
30,022	Hewlett-Packard Co.	1,236,606
31,000	International Business Machines Corp.	3,011,650

	Total Computers & Peripherals	4,248,256

Internet Software & Services — 0.6%
1,300	Google Inc., Class A Shares*	598,624

Semiconductors & Semiconductor Equipment — 1.0%
45,200	Intel Corp.	915,300

Software — 1.9%
58,200	Microsoft Corp.	1,737,852

	TOTAL INFORMATION TECHNOLOGY	9,782,479

MATERIALS — 1.5%
Chemicals — 0.6%
10,682	Monsanto Co.	561,126

Metals & Mining — 0.9%
27,900	Alcoa Inc.	837,279

	TOTAL MATERIALS	1,398,405

TELECOMMUNICATION SERVICES — 4.0%
Diversified Telecommunication Services — 4.0%
59,100	AT&T Inc.	2,112,825
44,160	Verizon Communications Inc.	1,644,518

	TOTAL TELECOMMUNICATION SERVICES	3,757,343

	TOTAL COMMON STOCKS (Cost — $38,313,904)	52,279,064

PREFERRED STOCKS (a) — 0.0%
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
	TCR Holdings Corp. (b)*:
321	Class B Shares, 0.000%	0
177	Class C Shares, 0.000%	0
466	Class D Shares, 0.000%	1

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         39

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Diversified Financial Services — 0.0% (continued)
964	Class E Shares, 0.000%	$1

	TOTAL FINANCIALS	2

TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
2,711	PTV Inc., Cumulative, Series A, 10.000% (a)	11,522

	TOTAL PREFERRED STOCKS (Cost — $114)	11,524

Face Amount
ASSET-BACKED SECURITIES — 4.3%
Automobiles — 1.5%
$750,000	ARG Funding Corp., Series 2005-1A, Class A3, 4.290% due 4/20/10 (c)	731,345
725,000	Susquehanna Auto Lease Trust, Series 2005-1, Class A3, 4.430% due 6/16/08 (c)	720,456

	Total Automobiles	1,451,801

Home Equity — 2.5%
275,888	ACE Securities Corp., Series 2006-SL2, Class A, 5.520% due 1/25/36 (d)(e)	276,129
162,564	Argent Securities Inc., Series 2006-W4, Class A2A, 5.410% due 5/25/36 (e)	162,675
126,804	Bayview Financial Acquisition Trust, Series 2006-B, Class 2A1, 5.460% due 4/28/36 (e)	126,886
200,000	Bear Stearns Asset Backed Securities, Series 2004-B01, Class 1A2, 5.700% due 9/25/34 (d)(e)	201,364
219,149	Countrywide Home Equity Loan Trust, Series 2006-D, Class 2A, 5.550% due 5/15/36 (d)(e)	219,300
254,529	Green Tree Financial Corp., Series 1997-6, Class A8, 7.070% due 1/15/29 (d)	261,495
170,509	GSAMP Trust, Series 2006-S2, Class A2, 5.450% due 1/25/36 (e)	170,619
213,725	Indymac Home Equity Loan Asset-Backed Trust, Series 2006-H1, Class A, 5.520% due 4/25/36 (d)(e)	213,874
180,432	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A1, 5.410% due 8/25/36 (e)	180,547
247,467	RAAC, Series 2006-RP3, Class A, 5.620% due 5/25/36 (c)(e)	247,467
254,632	SACO I Trust, Series 2006-4, Class A1, 5.520% due 3/25/36 (d)(e)	254,823

	Total Home Equity	2,315,179

Student Loan — 0.3%
242,540	First Horizon ABS Trust, Series 2006-HE1, Class A, 5.510% due 10/25/34 (d)(e)	242,710

	TOTAL ASSET-BACKED SECURITIES (Cost — $4,023,361)	4,009,690

COLLATERALIZED MORTGAGE OBLIGATIONS (e) — 8.7%
290,000	Banc of America Commercial Mortgage Inc., Series 2006-1, Class A4, 5.372% due 9/10/45 (d)	291,087
176,536	Banc of America Mortgage Securities, Series 2005-H, Class 2A1, 4.810% due 9/25/35	174,145
	Countrywide Alternative Loan Trust:
276,181	Series 2005-59, Class 1A1, 5.650% due 11/20/35 (d)	277,268

See Notes to Financial Statements.

40         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (e) — 8.7% (continued)
$354,797	Series 2005-72, Class A1, 5.620% due 1/25/36 (d)	$355,396
271,050	Series 2006-OA06, Class 1A1A, 5.560% due 7/25/46 (d)	270,734
258,575	Series OA3, Class 1A1, 5.550% due 5/25/36 (d)	258,448
	Countrywide Home Loan, Mortgage Pass-Through Trust:
192,355	5.680% due 2/25/35 (d)	193,285
249,058	Series 2005-9, Class 1A1, 5.650% due 5/25/35 (d)	250,258
290,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, 5.556% due 2/15/39 (d)	294,841
237,258	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 5.001% due 8/25/35 (d)	234,701
	Downey Savings and Loan Association Mortgage Loan Trust:
236,441	Series 2005-AR2, Class 2A1A, 5.560% due 3/19/45 (d)	236,867
	Series 2006-AR1:
236,643	Class 1A1A, 5.747% due 3/19/46 (d)	236,643
236,643	Class 1A1B, 5.747% due 3/19/47 (d)	236,643
274,445	GSR Mortgage Loan Trust, Series 2005-AR5, Class 1A1, 4.577% due 10/25/35 (d)	271,802
	Harborview Mortgage Loan Trust:
295,678	Series 2004-08, Class 2A4A, 5.750% due 11/19/34 (d)	296,823
303,441	Series 2004-11, Class 3A1A, 5.700% due 1/19/35 (d)	304,894
227,246	Indymac Index Mortgage Loan Trust, Series 2005-AR1, Class 1A1, 5.263% due 3/25/35 (d)	229,102
250,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814% due 6/12/43 (d)	258,729
368,543	Luminent Mortgage Trust, Series 2006-1, Class A1, 5.590% due 4/25/36 (d)	369,610
331,206	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-3AC, Class A2, 4.920% due 3/25/34 (d)	330,439
	Structured Asset Mortgage Investments Inc., Series 2006-AR5:
268,383	Class 1A1, 5.560% due 5/25/36 (d)	268,721
190,377	Class 2A1, 5.560% due 5/25/36 (d)	190,948
908,171	Thornburg Mortgage Securities Trust, Series 2005-02, Class A4, 5.600% due 7/25/45 (d)	908,754
	Washington Mutual Inc.:
360,680	Series 2005-AR17, Class A1A1, 5.590% due 12/25/45 (d)	361,941
225,079	Series 2005-AR19, Class A1A2, 5.610% due 12/25/45 (d)	225,869
137,197	Series 2006-AR10, Class 1A1, 5.970% due 9/25/36	138,464
223,722	Washington Mutual Pass Through Certificates, Series 2005-AR15, Class A1A2, 5.630% due 11/25/45 (d)	224,726
169,390	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A3, 5.240% due 4/25/36	168,222
249,500	Zuni Mortgage Loan Trust, Series 2006-OA1, Class A1, 5.450% due 8/25/36 (d)	249,345

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $8,067,502)	8,108,705

CORPORATE BONDS & NOTES — 9.1%
Automobiles — 0.4%
120,000	DaimlerChrysler North America Holding Corp., Notes, 4.050% due 6/4/08	117,476
150,000	Ford Motor Co., Notes, 7.450% due 7/16/31	118,500

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         41

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Automobiles — 0.4% (continued)
	General Motors Corp., Senior Debentures:
$140,000	8.250% due 7/15/23	$130,900
10,000	8.375% due 7/15/33	9,300

	Total Automobiles	376,176

Capital Markets — 0.4%
40,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	40,477
80,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	78,361
40,000	Lehman Brothers Holdings E-Capital Trust I, Notes, 6.155% due 8/19/65 (e)	40,403
50,000	Lehman Brothers Holdings Inc., Notes, 4.000% due 1/22/08	49,324
	Morgan Stanley:
30,000	Medium-Term Notes, 5.824% due 10/18/16 (e)	30,223
100,000	Subordinated Notes, 4.750% due 4/1/14	95,757

	Total Capital Markets	334,545

Commercial Banks — 0.7%
100,000	Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16 (c)(e)	103,336
120,000	Landsbanki Islands HF, 6.100% due 8/25/11 (c)	122,122
50,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (c)(e)(f)	52,254
90,000	Suntrust Capital, Bank Guaranteed, 6.100% due 12/1/66 (e)	87,888
220,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14 (d)	217,655
100,000	Wells Fargo Capital X, 5.950% due 12/15/36	98,347

	Total Commercial Banks	681,602

Commercial Services & Supplies — 0.1%
90,000	Waste Management Inc., 6.375% due 11/15/12	94,365

Consumer Finance — 1.4%
	Ford Motor Credit Co.:
580,000	Notes, 7.375% due 10/28/09 (d)	581,600
100,000	Senior Notes, 5.800% due 1/12/09	98,230
	General Motors Acceptance Corp.:
30,000	Medium-Term Notes, 4.375% due 12/10/07	29,589
	Notes:
530,000	6.125% due 8/28/07 (d)	530,187
20,000	5.125% due 5/9/08	19,793
30,000	Senior Notes, 5.850% due 1/14/09	29,900

	Total Consumer Finance	1,289,299

Diversified Financial Services — 1.4%
60,000	Aiful Corp., Notes, 5.000% due 8/10/10 (c)	58,271
60,000	Bank of America Corp., 5.375% due 8/15/11	60,476
110,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (c)	116,875
400,000	General Electric Capital Corp., Medium-Term Notes, Series A, 5.425% due 6/22/07 (d)(e)	400,335
170,000	HSBC Finance Corp., Senior Notes, 8.000% due 7/15/10	184,813
180,000	International Lease Finance Corp., Medium-Term Notes, Series O, 4.375% due 11/1/09	175,916

See Notes to Financial Statements.

42         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Diversified Financial Services — 1.4% (continued)
$250,000	JPMorgan Chase & Co., Subordinated Notes, 5.750% due 1/2/13 (d)	$254,747
100,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17 (c)(e)(f)	98,847

	Total Diversified Financial Services	1,350,280

Diversified Telecommunication Services — 0.2%
70,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	75,590
60,000	Telecom Italia Capital SA, Notes, 5.250% due 10/1/15	56,143
85,000	Verizon Florida Inc., Senior Notes, Series F, 6.125% due 1/15/13	86,893

	Total Diversified Telecommunication Services	218,626

Electric Utilities — 0.5%
110,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	112,126
100,000	Exelon Corp., Bonds, 5.625% due 6/15/35	94,519
	FirstEnergy Corp., Notes:
60,000	Series B, 6.450% due 11/15/11	62,633
120,000	Series C, 7.375% due 11/15/31	137,076
70,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	70,836

	Total Electric Utilities	477,190

Health Care Providers & Services — 0.0%
	HCA Inc., Senior Notes:
3,000	6.300% due 10/1/12	2,752
30,000	6.250% due 2/15/13	26,625
16,000	6.500% due 2/15/16	13,560

	Total Health Care Providers & Services	42,937

Household Durables — 0.0%
200,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (a)(b)(g)	0

Independent Power Producers & Energy Traders — 0.1%
	TXU Corp., Senior Notes:
40,000	Series P, 5.550% due 11/15/14	38,173
30,000	Series R, 6.550% due 11/15/34	28,207

	Total Independent Power Producers & Energy Traders	66,380

Industrial Conglomerates — 0.2%
170,000	Tyco International Group SA, Notes, 6.000% due 11/15/13	176,141

Insurance — 0.1%
70,000	Metlife Inc., Jr. Subordinated, 6.400% due 12/15/36	70,557

IT Services — 0.1%
90,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	93,884

Media — 0.8%
10,000	AOL Time Warner Inc., Debentures, 7.700% due 5/1/32	11,317
70,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	68,089
225,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13 (d)	256,604
180,000	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09 (d)	188,608
40,000	News America Inc., 6.200% due 12/15/34	38,734
50,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	60,609

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         43

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Media — 0.8% (continued)
$90,000	Time Warner Inc., 6.875% due 5/1/12	$95,213
30,000	Viacom Inc., Senior Notes, 5.750% due 4/30/11	30,044

	Total Media	749,218

Metals & Mining — 0.1%
80,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	82,452

Multi-Utilities — 0.1%
100,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	101,255

Oil, Gas & Consumable Fuels — 1.3%
80,000	Amerada Hess Corp., Notes, 7.300% due 8/15/31	89,553
80,000	Anadarko Finance Co., Senior Notes, Series B, 7.500% due 5/1/31	91,039
40,000	Anadarko Petroleum Corp., Senior Notes, 5.950% due 9/15/16	40,157
60,000	ChevronTexaco Capital Co., Notes, 3.500% due 9/17/07	59,306
180,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (d)	205,070
70,000	Devon Energy Corp., Debentures, 7.950% due 4/15/32	85,475
80,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16 (c)	80,760
	Kerr-McGee Corp.:
20,000	6.950% due 7/1/24	21,355
160,000	Notes, 7.875% due 9/15/31 (d)	191,446
	Kinder Morgan Energy Partners LP:
60,000	6.750% due 3/15/11	62,486
10,000	Senior Notes, 6.300% due 2/1/09	10,138
77,000	Pemex Project Funding Master Trust, 6.625% due 6/15/35	78,867
60,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	60,900
130,000	Williams Cos. Inc., Debentures, Series A, 7.500% due 1/15/31	135,525
20,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	21,753

	Total Oil, Gas & Consumable Fuels	1,233,830

Paper & Forest Products — 0.1%
80,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	83,993

Road & Rail — 0.4%
336,197	Union Pacific Corp., Pass-Through Certificates, Series 2004-1, 5.404% due 7/2/25 (d)	335,271

Thrifts & Mortgage Finance — 0.1%
	Countrywide Financial Corp., Medium-Term Notes:
20,000	5.501% due 1/5/09 (e)	20,006
30,000	Series B, 5.471% due 6/18/08 (e)	30,008

	Total Thrifts & Mortgage Finance	50,014

Tobacco — 0.2%
140,000	Altria Group Inc., Notes, 7.000% due 11/4/13	152,320

Wireless Telecommunication Services — 0.4%
60,000	Nextel Communications Inc., Senior Notes, Series E, 6.875% due 10/31/13	60,681
	Sprint Capital Corp., Notes:
225,000	8.375% due 3/15/12 (d)	250,327
50,000	8.750% due 3/15/32	60,351
50,000	Sprint Nextel Corp., 6.000% due 12/1/16	48,821

	Total Wireless Telecommunication Services	420,180

	TOTAL CORPORATE BONDS & NOTES (Cost — $8,590,863)	8,480,515

See Notes to Financial Statements.

44         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

MORTGAGE-BACKED SECURITIES — 18.8%
FHLMC — 2.1%
	Federal Home Loan Mortgage Corp. (FHLMC):
$50,766	8.000% due 7/1/20	$52,689
	Gold:
1,900,000	5.500% due 1/17/21-1/11/36 (h)(i)	1,888,499
61,957	6.500% due 3/1/26-5/1/26	63,607

	TOTAL FHLMC	2,004,795

FNMA — 10.6%
	Federal National Mortgage Association (FNMA):
120,546	6.500% due 10/1/10-6/1/26	123,599
5,150,000	5.000% due 1/17/21-1/11/36 (h)(i)	4,998,343
2,300,000	5.500% due 1/17/21-1/11/30 (h)(i)	2,291,907
342,125	4.500% due 11/1/23 (d)	325,582
69,888	9.000% due 1/1/24	75,030
111,392	7.000% due 3/1/26-4/1/29	115,048
203,271	7.500% due 11/1/26 (d)	212,311
35,717	8.000% due 5/1/30-2/1/31	37,684
184,409	5.136% due 9/1/35 (e)	184,883
265,000	4.500% due 1/11/36 (h)(i)	248,355
1,320,000	6.500% due 1/11/36 (h)(i)	1,345,162

	TOTAL FNMA	9,957,904

GNMA — 6.1%
	Government National Mortgage Association (GNMA):
5,300,000	6.000% due 1/22/30 (h)(i)	5,374,529
330,000	5.000% due 1/22/36 (h)(i)	320,925

	TOTAL GNMA	5,695,454

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $17,678,559)	17,658,153

SOVEREIGN BONDS — 1.1%
Brazil — 0.2%
100,000	Federative Republic of Brazil, 11.000% due 8/17/40	132,675

Canada — 0.3%
300,000	Province of Ontario, 3.282% due 3/28/08 (d)	292,853

Colombia — 0.0%
16,000	Republic of Colombia, 11.750% due 2/25/20	23,320

Mexico — 0.2%
154,000	United Mexican States, Medium-Term Notes, Series A, 7.500% due 4/8/33	181,720

Panama — 0.0%
21,000	Republic of Panama, 9.375% due 4/1/29	28,088

Russia — 0.4%
340,000	Russian Federation, 5.000% due 3/31/30 (d)	384,412

	TOTAL SOVEREIGN BONDS (Cost — $1,025,658)	1,043,068

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         45

Schedules of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 3.0%
U.S. Government Agencies — 1.6%
	Federal Home Loan Bank (FHLB):
	Bonds:
$90,000	5.400% due 1/2/09	$89,907
20,000	4.750% due 12/16/16	19,620
40,000	Series VB15, 5.000% due 12/21/15	39,986
300,000	Global Bonds, 5.500% due 7/15/36 (d)	314,200
50,000	Federal Home Loan Mortgage Corp. (FHLMC), Medium-Term Notes, 5.550% due 12/11/08	49,991
	Federal National Mortgage Association (FNMA):
350,000	6.250% due 2/1/11 (d)	365,075
200,000	6.000% due 5/15/11 (d)	208,446
	Notes:
130,000	5.000% due 9/15/08	129,908
20,000	5.400% due 4/13/09	20,007
190,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	212,516

	Total U.S. Government Agencies	1,449,656

U.S. Government Obligation — 1.4%
	U.S. Treasury Bonds:
880,000	6.000% due 2/15/26	998,320
180,000	4.500% due 2/15/36	171,225
160,000	U.S. Treasury Notes, 5.125% due 5/15/16	164,856

	Total U.S. Government Obligations	1,334,401

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $2,778,745)	2,784,057

U.S. TREASURY INFLATION PROTECTED SECURITIES — 1.5%
	U.S. Treasury Bonds, Inflation Indexed:
508,460	2.000% due 1/15/16 (d)	491,101
101,692	2.000% due 1/15/26	95,670
	U.S. Treasury Notes, Inflation Indexed:
63,947	0.875% due 4/15/10	60,644
345,736	2.375% due 4/15/11 (d)	344,467
449,739	2.500% due 7/15/16 (d)	453,288

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $1,449,984)	1,445,170

See Notes to Financial Statements.

46         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Warrants	Security	Value

WARRANTS — 0.0%
229,655	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (b)*	$1
2,373	Lucent Technologies Inc., Expires 12/10/07*	735

	TOTAL WARRANTS (Cost — $0)	736

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $81,928,690)	95,820,682

Face Amount
SHORT-TERM INVESTMENTS — 16.0%
U.S. Government Agency — 0.1%
$50,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.197% due 6/25/07 (j) (Cost — $48,785)	48,788

Repurchase Agreements — 15.9%
8,290,000	Interest in $373,105,000 joint tri-party repurchase agreement dated 12/29/06 with Morgan Stanley, 5.250% due 1/3/07; Proceeds at maturity — $8,296,045; (Fully collateralized by various U.S. government agency obligations, 3.500% to 6.500% due 1/1/09 to 9/1/33; Market value — $8,455,800) (d)	8,290,000
6,670,000	Nomura Securities International Inc. repurchase agreement dated 12/29/06, 5.270% due 1/2/07; Proceeds at maturity — $6,673,906; (Fully collateralized by U.S. government agency obligation, 5.000% due 3/15/16; Market value — $6,803,575) (d)	6,670,000

	Total Repurchase Agreements (Cost — $14,960,000)	14,960,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $15,008,785)	15,008,788

	TOTAL INVESTMENTS — 118.2% (Cost — $96,937,475#)	110,829,470
	Liabilities in Excess of Other Assets — (18.2)%	(17,026,932)

	TOTAL NET ASSETS — 100.0%	$93,802,538

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(b)	Illiquid security.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, TBA’s and mortgage dollar rolls.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2006.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is currently in default.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3).

(j)	Rate shown represents yield-to-maturity.

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         47

Schedules of Investments (December 31, 2006) (continued)

#	Aggregate cost for federal income tax purposes is $96,995,660.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
9	U.S. Treasury Notes 10 Year Futures, Call	2/23/07	$110.00	$562
9	U.S. Treasury Notes 10 Year Futures, Put	2/23/07	106.00	1,828
10	U.S. Treasury Notes 10 Year Futures, Put	2/23/07	107.00	4,845

	TOTAL OPTIONS WRITTEN (Premiums received — $8,173)			$7,235

See Notes to Financial Statements.

48         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

LEGG MASON PARTNERS CAPITAL FUND, INC.

Shares	Security	Value

COMMON STOCKS — 98.2%
CONSUMER DISCRETIONARY — 12.7%
Media — 12.7%
725,000	CBS Corp., Class B Shares	$22,605,500
800,000	Clear Channel Communications Inc.	28,432,000
250,000	R.H. Donnelley Corp.*	15,682,500
1,900,000	Time Warner Inc.	41,382,000
1,250,000	Warner Music Group Corp.	28,687,500
3,750,000	WPP Group PLC	50,716,768

	TOTAL CONSUMER DISCRETIONARY	187,506,268

CONSUMER STAPLES — 0.0%
Food & Staples Retailing — 0.0%
466,286	FHC Delaware Inc. (a)(b)*	0

ENERGY — 10.4%
Energy Equipment & Services — 6.1%
750,000	Cameron International Corp.*	39,787,500
1,900,000	Input/Output Inc.*	25,897,000
400,000	National-Oilwell Varco Inc.*	24,472,000

	Total Energy Equipment & Services	90,156,500

Oil, Gas & Consumable Fuels — 4.3%
900,000	Anadarko Petroleum Corp.	39,168,000
500,000	Noble Energy Inc.	24,535,000

	Total Oil, Gas & Consumable Fuels	63,703,000

	TOTAL ENERGY	153,859,500

FINANCIALS — 28.9%
Capital Markets — 5.8%
700,000	Lehman Brothers Holdings Inc.	54,684,000
330,000	Merrill Lynch & Co. Inc.	30,723,000

	Total Capital Markets	85,407,000

Commercial Banks — 0.0%
1	Commerce Bancshares Inc.	10

Consumer Finance — 8.6%
1,200,000	American Express Co.	72,804,000
700,000	Capital One Financial Corp.	53,774,000

	Total Consumer Finance	126,578,000

Diversified Financial Services — 4.1%
1,250,000	JPMorgan Chase & Co.	60,375,000

Insurance — 8.8%
700,000	AFLAC Inc.	32,200,000
350,000	Arch Capital Group Ltd.*	23,663,500
2,400,000	Marsh & McLennan Cos. Inc.	73,584,000

	Total Insurance	129,447,500

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         49

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Thrifts & Mortgage Finance — 1.6%
1,700,000	Hudson City Bancorp Inc.	$23,596,000

	TOTAL FINANCIALS	425,403,510

HEALTH CARE — 2.4%
Health Care Providers & Services — 2.4%
650,000	UnitedHealth Group Inc.	34,924,500

INDUSTRIALS — 13.3%
Aerospace & Defense — 3.8%
133,800	Alliant Techsystems Inc.*	10,461,822
550,000	L-3 Communications Holdings Inc.	44,979,000

	Total Aerospace & Defense	55,440,822

Construction & Engineering — 2.5%
1,100,000	Shaw Group Inc.*	36,850,000

Industrial Conglomerates — 6.1%
1,250,000	General Electric Co.	46,512,500
1,450,000	Tyco International Ltd.	44,080,000

	Total Industrial Conglomerates	90,592,500

Machinery — 0.9%
400,000	Mueller Industries Inc.	12,680,000

	TOTAL INDUSTRIALS	195,563,322

INFORMATION TECHNOLOGY — 27.2%
Communications Equipment — 13.9%
2,150,000	Cisco Systems Inc.*	58,759,500
1,500,000	Comverse Technology Inc.*	31,665,000
1,225,000	Dycom Industries Inc.*	25,872,000
1,300,000	Juniper Networks Inc.*	24,622,000
3,125,000	Motorola Inc.	64,250,000

	Total Communications Equipment	205,168,500

Electronic Equipment & Instruments — 0.9%
1,190,002	Photon Dynamics Inc.*	13,911,123

Internet Software & Services — 1.1%
645,000	Yahoo! Inc.*	16,473,300

IT Services — 3.3%
1,300,000	Accenture Ltd., Class A Shares	48,009,000

Semiconductors & Semiconductor Equipment — 2.7%
2,050,000	Agere Systems Inc.*	39,298,500

Software — 5.3%
760,000	Blackboard Inc.*	22,830,400
1,100,000	Check Point Software Technologies Ltd.*	24,112,000
1,050,000	Microsoft Corp.	31,353,000

	Total Software	78,295,400

	TOTAL INFORMATION TECHNOLOGY	401,155,823

See Notes to Financial Statements.

50         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

TELECOMMUNICATION SERVICES — 3.3%
Wireless Telecommunication Services — 3.3%
800,000	ALLTEL Corp.	$48,384,000

	TOTAL COMMON STOCKS (Cost — $1,270,389,171)	1,446,796,923

Contracts
PURCHASED OPTIONS — 0.3%
800,000	Clear Channel Communications, Put @ $35.00, expires 4/21/07	200,000
200,000	S&P 500 Index, Put @ $1,400.00, expires 3/17/07	3,960,000

	TOTAL PURCHASED OPTIONS (Cost — $4,214,864)	4,160,000

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $1,274,604,035)	$1,450,956,923

Face Amount
SHORT-TERM INVESTMENT — 2.3%
Repurchase Agreement — 2.3%
$33,381,000	Interest in $471,863,000 joint tri-party repurchase agreement dated 12/29/06 with Merrill Lynch, Pierce, Fenner & Smith Inc., 5.240% due 1/3/07; Proceeds at maturity — $33,405,293; (Fully collateralized by various U.S. government agency obligations & Treasury Notes, 0.000% to 8.875% due 4/30/08 to 4/15/30; Market value — $34,048,900) (Cost — $33,381,000)	33,381,000

	TOTAL INVESTMENTS — 100.8% (Cost — $1,307,985,035#)	1,484,337,923
	Liabilities in Excess of Other Assets — (0.8)%	(11,142,811)

	TOTAL NET ASSETS — 100.0%	$1,473,195,112

*	Non-income producing security.

(a)	Illiquid security.

(b)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

#	Aggregate cost for federal income tax purposes is $1,308,997,133.

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         51

Schedules of Investments (December 31, 2006) (continued)

LEGG MASON PARTNERS INVESTORS VALUE FUND, INC.

Shares	Security	Value

COMMON STOCKS — 95.0%
CONSUMER DISCRETIONARY — 13.9%
Hotels, Restaurants & Leisure — 2.4%
809,500	McDonald’s Corp.	$35,885,135

Household Durables — 1.2%
603,200	Newell Rubbermaid Inc.	17,462,640

Media — 7.7%
463,100	EchoStar Communications Corp., Class A Shares*	17,611,693
	Liberty Media Holding Corp.:
92,995	Capital Group, Series A Shares*	9,111,650
457,275	Interactive Group, Series A Shares*	9,863,422
1,736,700	News Corp., Class B Shares	38,658,942
511,600	SES Global SA, FDR	9,107,203
1,285,100	Time Warner Inc.	27,989,478

	Total Media	112,342,388

Multiline Retail — 1.1%
282,400	Target Corp.	16,110,920

Specialty Retail — 1.5%
557,500	Home Depot Inc.	22,389,200

	TOTAL CONSUMER DISCRETIONARY	204,190,283

CONSUMER STAPLES — 8.7%
Food & Staples Retailing — 3.3%
874,600	Kroger Co.	20,177,022
615,500	Wal-Mart Stores Inc.	28,423,790

	Total Food & Staples Retailing	48,600,812

Household Products — 1.9%
411,000	Kimberly-Clark Corp.	27,927,450

Tobacco — 3.5%
599,000	Altria Group Inc.	51,406,180

	TOTAL CONSUMER STAPLES	127,934,442

ENERGY — 6.6%
Energy Equipment & Services — 1.5%
366,500	GlobalSantaFe Corp.	21,542,870

Oil, Gas & Consumable Fuels — 5.1%
234,400	Royal Dutch Shell PLC, ADR, Class A Shares	16,593,176
211,000	Suncor Energy Inc.	16,650,010
583,100	Total SA, ADR	41,936,552

	Total Oil, Gas & Consumable Fuels	75,179,738

	TOTAL ENERGY	96,722,608

See Notes to Financial Statements.

52         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

FINANCIALS — 29.6%
Capital Markets — 4.9%
399,900	Bank of New York Co. Inc.	$15,744,063
90,600	Goldman Sachs Group Inc.	18,061,110
408,100	Merrill Lynch & Co. Inc.	37,994,110

	Total Capital Markets	71,799,283

Commercial Banks — 3.7%
501,424	Wachovia Corp.	28,556,097
741,100	Wells Fargo & Co.	26,353,516

	Total Commercial Banks	54,909,613

Consumer Finance — 4.8%
560,800	American Express Co.	34,023,736
466,700	Capital One Financial Corp.	35,851,894

	Total Consumer Finance	69,875,630

Diversified Financial Services — 4.7%
573,100	Bank of America Corp.	30,597,809
788,960	JPMorgan Chase & Co.	38,106,768

	Total Diversified Financial Services	68,704,577

Insurance — 10.0%
361,800	AFLAC Inc.	16,642,800
396,000	American International Group Inc.	28,377,360
444,600	Chubb Corp.	23,523,786
744,200	Loews Corp.	30,861,974
752,400	Marsh & McLennan Cos. Inc.	23,068,584
461,500	St. Paul Travelers Cos. Inc.	24,777,935

	Total Insurance	147,252,439

Thrifts & Mortgage Finance — 1.5%
326,700	Freddie Mac	22,182,930

	TOTAL FINANCIALS	434,724,472

HEALTH CARE — 7.4%
Health Care Providers & Services — 3.5%
494,000	UnitedHealth Group Inc.	26,542,620
321,200	WellPoint Inc.*	25,275,228

	Total Health Care Providers & Services	51,817,848

Pharmaceuticals — 3.9%
410,800	Abbott Laboratories	20,010,068
219,800	Johnson & Johnson	14,511,196
383,600	Novartis AG, ADR	22,033,984

	Total Pharmaceuticals	56,555,248

	TOTAL HEALTH CARE	108,373,096

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         53

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

INDUSTRIALS — 12.1%
Aerospace & Defense — 5.2%
255,100	Boeing Co.	$22,663,084
176,200	L-3 Communications Holdings Inc.	14,409,636
318,300	Raytheon Co.	16,806,240
362,100	United Technologies Corp.	22,638,492

	Total Aerospace & Defense	76,517,452

Building Products — 1.0%
482,700	Masco Corp.	14,418,249

Commercial Services & Supplies — 1.3%
268,500	Avery Dennison Corp.	18,239,205

Industrial Conglomerates — 3.7%
793,400	General Electric Co.	29,522,414
264,900	Textron Inc.	24,839,673

	Total Industrial Conglomerates	54,362,087

Machinery — 0.9%
178,600	Parker Hannifin Corp.	13,730,768

	TOTAL INDUSTRIALS	177,267,761

INFORMATION TECHNOLOGY — 3.9%
Communications Equipment — 1.7%
143,310	Comverse Technology Inc.*	3,025,274
1,062,700	Nokia Oyj, ADR	21,594,064

	Total Communications Equipment	24,619,338

Computers & Peripherals — 1.1%
170,500	International Business Machines Corp.	16,564,075

Software — 1.1%
526,100	Microsoft Corp.	15,709,346

	TOTAL INFORMATION TECHNOLOGY	56,892,759

MATERIALS — 2.8%
Chemicals — 2.8%
217,400	Air Products & Chemicals Inc.	15,278,872
540,300	E.I. du Pont de Nemours & Co.	26,318,013

	TOTAL MATERIALS	41,596,885

TELECOMMUNICATION SERVICES — 8.0%
Diversified Telecommunication Services — 3.9%
1,065,810	AT&T Inc.	38,102,707
351,947	Embarq Corp.	18,498,335

	Total Diversified Telecommunication Services	56,601,042

Wireless Telecommunication Services — 4.1%
421,900	ALLTEL Corp.	25,516,512
1,851,953	Sprint Nextel Corp.	34,983,392

	Total Wireless Telecommunication Services	60,499,904

	TOTAL TELECOMMUNICATION SERVICES	117,100,946

See Notes to Financial Statements.

54         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

UTILITIES — 2.0%
Multi-Utilities — 2.0%
541,900	Sempra Energy	$30,368,076

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $1,011,047,764)	1,395,171,328

Face Amount
SHORT-TERM INVESTMENT — 5.2%
Repurchase Agreement — 5.2%
$75,632,000	Interest in $471,863,000 joint tri-party repurchase agreement dated 12/29/06 with Merrill Lynch, Pierce, Fenner & Smith Inc., 5.240% due 1/3/07; Proceeds at maturity — $75,687,043; (Fully collateralized by various U.S. government agency obligations & Treasury Notes, 0.000% to 8.875% due 4/30/08 to 4/15/30; Market value — $77,145,273) (Cost — $75,632,000)	75,632,000

	TOTAL INVESTMENTS — 100.2% (Cost — $1,086,679,764#)	1,470,803,328
	Liabilities in Excess of Other Assets — (0.2)%	(2,995,607)

	TOTAL NET ASSETS — 100.0%	$1,467,807,721

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $1,088,903,934.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
FDR	— Foreign Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         55

Schedules of Investments (December 31, 2006) (continued)

LEGG MASON PARTNERS SMALL CAP GROWTH FUND I

Shares	Security	Value

COMMON STOCKS — 97.2%
CONSUMER DISCRETIONARY — 12.7%
Hotels, Restaurants & Leisure — 4.6%
59,142	Ctrip.com International Ltd., ADR	$3,695,192
279,100	Melco PBL Entertainment (Macau) Ltd., ADR*	5,933,666
156,450	PF Chang’s China Bistro Inc.*	6,004,551
144,500	Station Casinos Inc.	11,801,315

	Total Hotels, Restaurants & Leisure	27,434,724

Internet & Catalog Retail — 0.9%
229,800	Gmarket Inc., ADR*	5,506,008

Leisure Equipment & Products — 1.3%
176,900	Marvel Entertainment Inc.*	4,760,379
68,923	Pool Corp.	2,699,714

	Total Leisure Equipment & Products	7,460,093

Media — 2.6%
249,400	R.H. Donnelley Corp.	15,644,862

Specialty Retail — 3.3%
211,150	Men’s Wearhouse Inc.	8,078,599
801,000	Pier 1 Imports Inc.	4,765,950
310,100	Urban Outfitters Inc.*	7,141,603

	Total Specialty Retail	19,986,152

	TOTAL CONSUMER DISCRETIONARY	76,031,839

CONSUMER STAPLES — 2.3%
Food & Staples Retailing — 0.8%
137,000	United Natural Foods Inc.*	4,921,040

Personal Products — 1.5%
276,190	Elizabeth Arden Inc.*	5,261,420
214,900	Nu Skin Enterprises Inc., Class A Shares	3,917,627

	Total Personal Products	9,179,047

	TOTAL CONSUMER STAPLES	14,100,087

ENERGY — 5.3%
Energy Equipment & Services — 3.3%
75,850	CARBO Ceramics Inc.	2,834,514
732,500	Input/Output Inc.*	9,983,975
208,600	Key Energy Services Inc.*	3,264,590
219,000	North American Energy Partners Inc.*	3,565,320

	Total Energy Equipment & Services	19,648,399

Oil, Gas & Consumable Fuels — 2.0%
66,000	Cheniere Energy Inc.*	1,905,420
570,406	Gasco Energy Inc.*	1,397,495
76,774	GMX Resources Inc.*	2,725,477

See Notes to Financial Statements.

56         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 2.0% (continued)
127,600	OPTI Canada Inc.*	$2,165,718
137,700	Range Resources Corp.	3,781,242

	Total Oil, Gas & Consumable Fuels	11,975,352

	TOTAL ENERGY	31,623,751

FINANCIALS — 6.4%
Capital Markets — 0.9%
50,900	Affiliated Managers Group Inc.*	5,351,117

Commercial Banks — 1.1%
76,000	Cullen/Frost Bankers Inc.	4,242,320
76,100	East-West Bancorp Inc.	2,695,462

	Total Commercial Banks	6,937,782

Consumer Finance — 1.3%
275,960	Nelnet Inc., Class A Shares*	7,550,266

Insurance — 0.6%
207,300	Universal American Financial Corp.*	3,864,072

Real Estate Investment Trusts (REITs) — 2.5%
37,300	Alexandria Real Estate Equities Inc.	3,744,920
57,800	Global Signal Inc.	3,044,326
125,600	Gramercy Capital Corp.	3,879,784
60,060	PS Business Parks Inc.	4,246,842

	Total Real Estate Investment Trusts (REITs)	14,915,872

	TOTAL FINANCIALS	38,619,109

HEALTH CARE — 12.0%
Biotechnology — 5.2%
115,500	Alexion Pharmaceuticals Inc.*	4,665,045
315,300	Arena Pharmaceuticals Inc.*	4,070,523
303,015	ARIAD Pharmaceuticals Inc.*	1,557,497
577,300	BioMarin Pharmaceutical Inc.*	9,461,947
19,260	Infinity Pharmaceuticals Inc.*	239,787
325,300	NPS Pharmaceuticals Inc.*	1,473,609
461,400	Senomyx Inc.*	5,993,586
101,475	Vertex Pharmaceuticals Inc.*	3,797,195

	Total Biotechnology	31,259,189

Health Care Equipment & Supplies — 2.0%
138,700	Advanced Medical Optics Inc.*	4,882,240
163,200	DJ Orthopedics Inc.*	6,988,224

	Total Health Care Equipment & Supplies	11,870,464

Health Care Providers & Services — 3.1%
189,400	Health Net Inc.*	9,216,204
173,100	LifePoint Hospitals Inc.*	5,833,470
72,800	Manor Care Inc.	3,415,776

	Total Health Care Providers & Services	18,465,450

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         57

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Life Sciences Tools & Services — 0.8%
331,700	Nektar Therapeutics*	$5,045,157

Pharmaceuticals — 0.9%
183,500	Endo Pharmaceuticals Holdings Inc.*	5,060,930

	TOTAL HEALTH CARE	71,701,190

INDUSTRIALS — 10.9%
Aerospace & Defense — 1.1%
357,392	Orbital Sciences Corp.*	6,590,308

Building Products — 0.7%
81,000	NCI Building Systems Inc.*	4,191,750

Commercial Services & Supplies — 1.6%
256,600	Herman Miller Inc.	9,329,976

Electrical Equipment — 1.2%
587,400	Solarfun Power Holdings Co., Ltd., ADR*	6,866,706

Machinery — 4.1%
220,900	AGCO Corp.*	6,834,646
191,900	IDEX Corp.	9,097,979
278,295	Mueller Industries Inc.	8,821,952

	Total Machinery	24,754,577

Trading Companies & Distributors — 2.0%
306,500	MSC Industrial Direct Co. Inc., Class A Shares	11,999,475

Transportation Infrastructure — 0.2%
92,750	Aegean Marine Petroleum Network Inc.*	1,521,100

	TOTAL INDUSTRIALS	65,253,892

INFORMATION TECHNOLOGY — 35.8%
Communications Equipment — 14.5%
3,403,930	3Com Corp.*	13,990,152
1,102,600	ADC Telecommunications Inc.*	16,020,778
515,700	Andrew Corp.*	5,275,611
175,180	China GrenTech Corp. Ltd. ADR*	3,230,319
9,694	China Techfaith Wireless Communication Technology Ltd.*	104,502
1,983,100	ECI Telecom Ltd.*	17,173,646
2,632,720	Extreme Networks Inc.*	11,031,097
165,585	NETGEAR Inc.*	4,346,606
1,056,281	Tekelec*	15,664,647

	Total Communications Equipment	86,837,358

Computers & Peripherals — 3.7%
324,980	Avid Technology Inc.*	12,108,755
371,557	Electronics for Imaging Inc.*	9,875,985

	Total Computers & Peripherals	21,984,740

Electronic Equipment & Instruments — 0.7%
53,800	Mettler-Toledo International Inc.*	4,242,130

See Notes to Financial Statements.

58         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

Internet Software & Services — 7.6%
37,000	Baidu.com Inc., ADR*	$4,170,640
449,222	Digitas Inc.*	6,024,067
436,500	SINA Corp.*	12,527,550
256,940	SkillSoft PLC, ADR*	1,595,597
533,200	Sohu.com Inc.*	12,796,800
1,156,260	webMethods Inc.*	8,510,074

	Total Internet Software & Services	45,624,728

IT Services — 3.8%
554,010	Sabre Holdings Corp., Class A Shares	17,667,379
167,300	Wright Express Corp.*	5,214,741

	Total IT Services	22,882,120

Semiconductors & Semiconductor Equipment — 1.3%
731,500	Genesis Microchip Inc.*	7,417,410
19,800	Trina Solar Ltd., ADR*	374,220

	Total Semiconductors & Semiconductor Equipment	7,791,630

Software — 4.2%
313,800	Blackboard Inc.*	9,426,552
383,800	Corel Corp.*	5,181,300
152,200	Take-Two Interactive Software Inc.*	2,703,072
799,300	TIBCO Software Inc.*	7,545,392

	Total Software	24,856,316

	TOTAL INFORMATION TECHNOLOGY	214,219,022

MATERIALS — 3.9%
Chemicals — 1.9%
116,800	Minerals Technologies Inc.	6,866,672
164,900	Valspar Corp.	4,557,836

	Total Chemicals	11,424,508

Metals & Mining — 2.0%
97,500	Claymont Steel Holdings Inc.*	1,793,025
319,100	Compass Minerals International Inc.	10,070,796

	Total Metals & Mining	11,863,821

	TOTAL MATERIALS	23,288,329

TELECOMMUNICATION SERVICES — 5.3%
Diversified Telecommunication Services — 1.3%
771,300	Cincinnati Bell Inc.*	3,524,841
306,100	Citizens Communications Co.	4,398,657

	Total Diversified Telecommunication Services	7,923,498

Wireless Telecommunication Services — 4.0%
463,922	American Tower Corp., Class A Shares*	17,295,012
746,400	Dobson Communications Corp., Class A Shares*	6,501,144

	Total Wireless Telecommunication Services	23,796,156

	TOTAL TELECOMMUNICATION SERVICES	31,719,654

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         59

Schedules of Investments (December 31, 2006) (continued)

Shares	Security	Value

UTILITIES — 2.6%
Electric Utilities — 2.2%
337,800	ITC Holdings Corp.	$13,478,220

Independent Power Producers & Energy Traders — 0.4%
66,400	Ormat Technologies Inc.	2,444,848

	TOTAL UTILITIES	15,923,068

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $488,606,370)	582,479,941

Face Amount
SHORT-TERM INVESTMENT — 2.9%
Repurchase Agreement — 2.9%
$17,085,000	Interest in $471,863,000 joint tri-party repurchase agreement dated 12/29/06 with Merrill Lynch, Pierce, Fenner & Smith Inc., 5.240% due 1/3/07; Proceeds at maturity — $17,097,434; (Fully collateralized by various U.S. government agency obligations & Treasury Notes, 0.000% to 8.875% due 4/30/08 to 4/15/30; Market value — $17,426,843) (Cost — $17,085,000)	17,085,000

	TOTAL INVESTMENTS — 100.1% (Cost — $505,691,370#)	599,564,941
	Liabilities in Excess of Other Assets — (0.1)%	(600,403)

	TOTAL NET ASSETS — 100.0%	$598,964,538

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $506,631,824.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

60         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Statements of Assets and Liabilities (December 31, 2006)

	Legg Mason Partners Balanced Fund	Legg Mason Partners Capital Fund, Inc.	Legg Mason Partners Investors Value Fund, Inc.	Legg Mason Partners Small Cap Growth Fund I
ASSETS:
Investments, at cost	$81,977,475	$1,274,604,035	$1,011,047,764	$488,606,370
Repurchase agreement, at cost	14,960,000	33,381,000	75,632,000	17,085,000

Investments, at value	$95,869,470	$1,450,956,923	$1,395,171,328	$582,479,941
Repurchase agreement, at value	14,960,000	33,381,000	75,632,000	17,085,000
Cash	—	624	183	10,678
Dividends and interest receivable	323,006	1,199,949	2,231,537	148,893
Receivable for securities sold	274,581	707,035	—	3,859,762
Receivable for Fund shares sold	142,237	2,257,702	4,762,928	2,679,814
Receivable for open forward currency contracts	9,697	—	—	—
Receivable from manager	754	31,072	31,072	4,382
Prepaid expenses	16,681	58,546	61,713	80,221

Total Assets	111,596,426	1,488,592,851	1,477,890,761	606,348,691

LIABILITIES:
Payable for securities purchased	16,889,941	4,343,843	5,684	1,425,080
Payable for Fund shares repurchased	499,068	8,570,703	7,406,793	4,989,985
Due to custodian	59,833	—	—	—
Distributions payable	49,142	979	—	61
Investment management fee payable	48,336	704,729	1,935,393	383,087
Distribution fees payable	41,124	688,282	131,384	154,168
Payable to broker — variation margin on open futures contracts	10,597	—	—	—
Payable for open forward currency contracts	7,256	—	—	—
Options written, at value (premium received $8,173)	7,235	—	—	—
Directors’ fees payable	1,989	67,766	70,226	10,346
Accrued expenses	179,367	1,021,437	533,560	421,426

Total Liabilities	17,793,888	15,397,739	10,083,040	7,384,153

Total Net Assets	$93,802,538	$1,473,195,112	$1,467,807,721	$598,964,538

NET ASSETS:
Par value (Note 7)	$6,841	$50,762	$67,471	$37,525
Paid-in capital in excess of par value	79,565,708	1,226,076,041	1,076,523,999	498,929,004
Undistributed (overdistributed) net investment income	13,961	—	942,480	—
Accumulated net investment loss	—	(31,072)	—	(842,516)
Accumulated net realized gain on investments, futures contracts, options written and foreign currency transactions	329,677	70,741,886	6,148,764	6,966,954
Net unrealized appreciation on investments, futures contracts, options written and foreign currencies	13,886,351	176,357,495	384,125,007	93,873,571

Total Net Assets	$93,802,538	$1,473,195,112	$1,467,807,721	$598,964,538

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         61

Statements of Assets and Liabilities (December 31, 2006) (continued)

	Legg Mason Partners Balanced Fund	Legg Mason Partners Capital Fund		Legg Mason Partners Investors Value Fund	Legg Mason Partners Small Cap Growth Fund I
Shares Outstanding:
Class A	4,287,596	11,747,197		13,946,801	26,734,337

Class B	1,018,966	11,242,890		1,470,097	1,510,647

Class C	1,401,301	14,683,251		2,131,637	3,394,550

Class O	133,519	—		26,537,584	207,917

Class I (1)	—	13,088,744	(2)	23,384,394	5,677,395

Class R (3)	—	—		—	618

Net Asset Value:
Class A (4)	$13.74	$29.89		$21.81	$16.11

Class B (offering price per share) (4)	$13.61	$27.68		$21.28	$14.68

Class C (offering price per share) (4)	$13.67	$27.76		$21.37	$14.84

Class O (offering price and redemption price per share)	$13.87	—		$21.77	$16.49

Class I (1) (offering price and redemption price per share)	—	$30.81		$21.77	$16.25

Class R (3)	—	—		—	$16.11

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.58	$31.71		$23.14	$17.09

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	Class I shares were converted into Class O shares and Class O were redesignated as Class I shares on December 1, 2006.

(3)	Inception date December 28, 2006.

(4)	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

62         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Statements of Operations (For the year ended December 31, 2006)

	Legg Mason Partners Balanced Fund	Legg Mason Partners Capital Fund, Inc.	Legg Mason Partners Investors Value Fund, Inc.	Legg Mason Partners Small Cap Growth Fund I
INVESTMENT INCOME:
Dividends	$990,804	$16,151,335	$32,163,010	$3,090,294
Interest	2,513,179	3,317,418	4,057,042	1,740,846
Income from securities lending	1,006	—	—	—
Less: Foreign taxes withheld	(6,518)	(331,537)	(604,185)	(2,082)

Total Investment Income	3,498,471	19,137,216	35,615,867	4,829,058

EXPENSES:
Investment management fee (Note 2)	572,488	8,868,061	8,889,575	4,314,632
Distribution fees (Notes 2 and 5)	522,730	9,073,575	1,557,343	1,819,739
Transfer agent fees (Note 5)	122,572	1,284,942	526,125	495,268
Shareholder reports (Note 5)	71,793	696,622	264,500	250,677
Legal fees	51,817	61,398	17,859	157,463
Restructuring and reorganization fees (Note 14)	49,060	317,585	244,859	127,095
Registration fees	38,034	84,205	50,334	60,218
Audit and tax	36,059	25,736	19,533	22,073
Directors’ fees (Note 14)	7,696	108,779	128,481	30,862
Custody fees	5,494	26,447	24,256	8,111
Insurance	2,522	35,548	29,128	16,259
Miscellaneous expenses	16,504	127,173	113,097	41,072

Total Expenses	1,496,769	20,710,071	11,865,090	7,343,469
Less: Fee waivers and/or expense reimbursements (Notes 2 and 14)	(2,942)	(67,928)	(74,033)	(15,926)

Net Expenses	1,493,827	20,642,143	11,791,057	7,327,543

Net Investment Income (Loss)	2,004,644	(1,504,927)	23,824,810	(2,498,485)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	3,625,665	156,509,223	214,161,484	39,902,669
Futures contracts	1,758	—	—	—
Options written	9,471	—	—	—
Foreign currency transactions	(6,536)	26,522	12,144	—

Net Realized Gain	3,630,358	156,535,745	214,173,628	39,902,669

Change in Net Unrealized Appreciation/Depreciation From:
Investments	5,289,771	(15,420,695)	22,379,430	26,402,914
Futures contracts	(8,952)	—	—	—
Options written	938	—	—	—
Foreign currencies	2,396	10,806	2,447	—

Change in Net Unrealized Appreciation/Depreciation	5,284,153	(15,409,889)	22,381,877	26,402,914

Net Gain on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	8,914,511	141,125,856	236,555,505	66,305,583

Increase in Net Assets From Operations	$10,919,155	$139,620,929	$260,380,315	$63,807,098

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         63

Statements of Changes in Net Assets (For the years ended December 31,)

Legg Mason Partners Balanced Fund	2006	2005
OPERATIONS:
Net investment income	$2,004,644	$2,027,330
Net realized gain	3,630,358	1,251,070
Change in net unrealized appreciation/depreciation	5,284,153	(1,144,452)

Increase in Net Assets From Operations	10,919,155	2,133,948

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(2,173,964)	(2,662,172)
Net realized gains	(3,043,714)	(1,246,705)

Decrease in Net Assets From Distributions to Shareholders	(5,217,678)	(3,908,877)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	18,717,641	13,806,839
Reinvestment of distributions	4,741,633	3,525,046
Cost of shares repurchased	(34,128,060)	(38,694,190)

Decrease in Net Assets From Fund Share Transactions	(10,668,786)	(21,362,305)

Decrease in Net Assets	(4,967,309)	(23,137,234)
NET ASSETS:
Beginning of year	98,769,847	121,907,081

End of year*	$93,802,538	$98,769,847

* Includes undistributed net investment income of:	$13,961	$19,696

See Notes to Financial Statements.

64         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Legg Mason Partners Capital Fund, Inc.	2006	2005
OPERATIONS:
Net investment loss	$(1,504,927)	$(4,405,553)
Net realized gain	156,535,745	186,226,810
Change in net unrealized appreciation/depreciation	(15,409,889)	(70,881,354)

Increase in Net Assets From Operations	139,620,929	110,939,903

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net realized gains	(130,950,398)	(171,641,401)

Decrease in Net Assets From Distributions to Shareholders	(130,950,398)	(171,641,401)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	161,843,298	250,819,753
Reinvestment of distributions	117,891,254	153,743,783
Cost of shares repurchased	(501,350,625)	(284,533,885)
Net assets of shares issued in connection with merger (Note 9)	23,733,930	—

Increase (Decrease) in Net Assets From Fund Share Transactions	(197,882,143)	120,029,651

Increase (Decrease) in Net Assets	(189,211,612)	59,328,153
NET ASSETS:
Beginning of year	1,662,406,724	1,603,078,571

End of year*	$1,473,195,112	$1,662,406,724

* Includes accumulated net investment loss of:	$(31,072)	—

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         65

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Legg Mason Partners Investors Value Fund, Inc.	2006	2005
OPERATIONS:
Net investment income	$23,824,810	$26,081,139
Net realized gain	214,173,628	87,392,714
Change in net unrealized appreciation/depreciation	22,381,877	7,880,365

Increase in Net Assets From Operations	260,380,315	121,354,218

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(23,139,333)	(26,069,673)
Net realized gains	(121,832,477)	(104,539,761)

Decrease in Net Assets From Distributions to Shareholders	(144,971,810)	(130,609,434)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	198,911,547	262,960,069
Reinvestment of distributions	130,288,440	120,611,860
Cost of shares repurchased	(751,921,775)	(512,538,747)

Decrease in Net Assets From Fund Share Transactions	(422,721,788)	(128,966,818)

Decrease in Net Assets	(307,313,283)	(138,222,034)
NET ASSETS:
Beginning of year	1,775,121,004	1,913,343,038

End of year*	$1,467,807,721	$1,775,121,004

* Includes undistributed net investment income of:	$942,480	—

See Notes to Financial Statements.

66         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Legg Mason Partners Small Cap Growth Fund I	2006	2005
OPERATIONS:
Net investment loss	$(2,498,485)	$(1,674,122)
Net realized gain	39,902,669	30,858,065
Change in net unrealized appreciation/depreciation	26,402,914	(6,396,208)

Increase in Net Assets From Operations	63,807,098	22,787,735

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net realized gains	(26,490,586)	(41,532,683)

Decrease in Net Assets From Distributions to Shareholders	(26,490,586)	(41,532,683)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	161,402,286	131,936,737
Reinvestment of distributions	24,669,938	39,382,714
Cost of shares repurchased	(143,535,276)	(115,714,239)

Increase in Net Assets From Fund Share Transactions	42,536,948	55,605,212

Increase in Net Assets	79,853,460	36,860,264
NET ASSETS:
Beginning of year	519,111,078	482,250,814

End of year*	$598,964,538	$519,111,078

* Includes undistributed (overdistributed) net investment income of:	$(842,516)	$32,594

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         67

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class A Shares(1)

Legg Mason Partners Balanced Fund	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$12.96		$13.13		$12.89		$11.48	$12.39

Income (Loss) From Operations:
Net investment income	0.33		0.29		0.32		0.32	0.39
Net realized and unrealized gain (loss)	1.26		0.06		0.57		1.57	(0.80)

Total Income (Loss) From Operations	1.59		0.35		0.89		1.89	(0.41)

Less Distributions From:
Net investment income	(0.36)		(0.36)		(0.29)		(0.30)	(0.35)
Net realized gains	(0.45)		(0.16)		(0.36)		(0.18)	(0.15)

Total Distributions	(0.81)		(0.52)		(0.65)		(0.48)	(0.50)

Net Asset Value, End of Year	$13.74		$12.96		$13.13		$12.89	$11.48

Total Return(2)	12.44%		2.73%		7.00%		16.86%	(3.32)%

Net Assets, End of Year (000s)	$58,921		$54,044		$62,967		$51,639	$29,341

Ratios to Average Net Assets:
Gross expenses	1.25	%†	1.26%		1.19%		1.27%	1.24%
Net expenses	1.24	(3)†	1.26		1.04	(3)	0.95 (3)	0.95 (3)
Net investment income	2.42		2.22		2.47		2.64	3.24

Portfolio Turnover Rate	104	%(4)	31	%(4)	54	%(4)	93%	36%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.
(4)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 273%, 199% and 207%, for the years ended December 31, 2006, 2005 and 2004, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.20% and 1.20%, respectively (Note 14).

See Notes to Financial Statements.

68         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class B Shares(1)

Legg Mason Partners Balanced Fund	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$12.84		$13.03		$12.80		$11.41	$12.32

Income (Loss) From Operations:
Net investment income	0.21		0.17		0.21		0.23	0.30
Net realized and unrealized gain (loss)	1.25		0.07		0.58		1.55	(0.79)

Total Income (Loss) From Operations	1.46		0.24		0.79		1.78	(0.49)

Less Distributions From:
Net investment income	(0.24)		(0.27)		(0.20)		(0.21)	(0.27)
Net realized gains	(0.45)		(0.16)		(0.36)		(0.18)	(0.15)

Total Distributions	(0.69)		(0.43)		(0.56)		(0.39)	(0.42)

Net Asset Value, End of Year	$13.61		$12.84		$13.03		$12.80	$11.41

Total Return(2)	11.50%		1.86%		6.23%		15.94%	(4.02)%

Net Assets, End of Year (000s)	$13,871		$18,434		$24,166		$34,972	$44,574

Ratios to Average Net Assets:
Gross expenses	2.09	%†	2.11%		1.94%		2.00%	1.99%
Net expenses	2.09	(3)†	2.11		1.80	(3)	1.70 (3)	1.70 (3)
Net investment income	1.58		1.36		1.64		1.94	2.46

Portfolio Turnover Rate	104	%(4)	31	%(4)	54	%(4)	93%	36%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.
(4)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 273%, 199% and 207%, for the years ended December 31, 2006, 2005 and 2004, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.05% and 2.05%, respectively (Note 14).

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         69

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class C Shares(1)

Legg Mason Partners Balanced Fund	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$12.90		$13.07		$12.84		$11.44	$12.35

Income (Loss) From Operations:
Net investment income	0.22		0.19		0.22		0.23	0.30
Net realized and unrealized gain (loss)	1.25		0.07		0.57		1.56	(0.79)

Total Income (Loss) From Operations	1.47		0.26		0.79		1.79	(0.49)

Less Distributions From:
Net investment income	(0.25)		(0.27)		(0.20)		(0.21)	(0.27)
Net realized gains	(0.45)		(0.16)		(0.36)		(0.18)	(0.15)

Total Distributions	(0.70)		(0.43)		(0.56)		(0.39)	(0.42)

Net Asset Value, End of Year	$13.67		$12.90		$13.07		$12.84	$11.44

Total Return(2)	11.54%		2.02%		6.21%		15.99%	(4.01)%

Net Assets, End of Year (000s)	$19,159		$24,458		$32,926		$33,069	$18,168

Ratios to Average Net Assets:
Gross expenses	2.02	%†	1.98%		1.92%		1.93%	1.99%
Net expenses	2.02	(3)†	1.98		1.77	(3)	1.70 (3)	1.70 (3)
Net investment income	1.65		1.49		1.71		1.88	2.48

Portfolio Turnover Rate	104	%(4)	31	%(4)	54	%(4)	93%	36%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.
(4)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 273%, 199% and 207%, for the years ended December 31, 2006, 2005 and 2004, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.98% and 1.97%, respectively (Note 14).

See Notes to Financial Statements.

70         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class O Shares(1)

Legg Mason Partners Balanced Fund	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$13.08		$13.26		$12.98		$11.56	$12.47

Income (Loss) From Operations:
Net investment income	0.35		0.33		0.36		0.36	0.42
Net realized and unrealized gain (loss)	1.27		0.04		0.60		1.57	(0.80)

Total Income (Loss) From Operations	1.62		0.37		0.96		1.93	(0.38)

Less Distributions From:
Net investment income	(0.38)		(0.39)		(0.32)		(0.33)	(0.38)
Net realized gains	(0.45)		(0.16)		(0.36)		(0.18)	(0.15)

Total Distributions	(0.83)		(0.55)		(0.68)		(0.51)	(0.53)

Net Asset Value, End of Year	$13.87		$13.08		$13.26		$12.98	$11.56

Total Return(2)	12.63%		2.88%		7.52%		17.12%	(3.06)%

Net Assets, End of Year (000s)	$1,852		$1,834		$1,848		$1,753	$1,487

Ratios to Average Net Assets:
Gross expenses	1.07	%†	0.97%		0.89%		0.86%	0.99%
Net expenses	1.07	(3)†	0.97		0.75	(3)	0.70 (3)	0.70 (3)
Net investment income	2.59		2.51		2.77		2.92	3.47

Portfolio Turnover Rate	104	%(4)	31	%(4)	54	%(4)	93%	36%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.
(4)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 273%, 199% and 207%, for the years ended December 31, 2006, 2005 and 2004, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.02% and 1.02%, respectively (Note 14).

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         71

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class A Shares(1)

Legg Mason Partners Capital Fund, Inc.	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$29.50		$30.42	$27.04	$18.87	$25.09

Income (Loss) From Operations:
Net investment income (loss)	0.07		0.03	(0.02)	0.05	0.13
Net realized and unrealized gain (loss)	2.90		2.26	3.87	8.18	(6.30)

Total Income (Loss) From Operations	2.97		2.29	3.85	8.23	(6.17)

Less Distributions From:
Net investment income	—		—	—	(0.02)	(0.05)
Net realized gains	(2.58)		(3.21)	(0.47)	—	—
Return of capital	—		—	—	(0.04)	—

Total Distributions	(2.58)		(3.21)	(0.47)	(0.06)	(0.05)

Net Asset Value, End of Year	$29.89		$29.50	$30.42	$27.04	$18.87

Total Return(2)	10.63%		7.52%	14.24%	43.75%	(24.64)%

Net Assets, End of Year (000s)	$351,107		$353,098	$351,092	$336,324	$219,140

Ratios to Average Net Assets:
Gross expenses	0.99	%†	1.11%	1.02%	1.08%	1.12%
Net expenses	0.99	(3)†	1.11	1.02	1.08	1.12
Net investment income (loss)	0.23		0.09	(0.07)	0.21	0.61

Portfolio Turnover Rate	193%		265%	131%	107%	107%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.97% and 0.96%, respectively (Note 14).

See Notes to Financial Statements.

72         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class B Shares(1)

Legg Mason Partners Capital Fund, Inc.	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$27.72		$29.01	$26.02	$18.28	$24.45

Income (Loss) From Operations:
Net investment loss	(0.16)		(0.22)	(0.24)	(0.14)	(0.05)
Net realized and unrealized gain (loss)	2.70		2.14	3.70	7.90	(6.12)

Total Income (Loss) From Operations	2.54		1.92	3.46	7.76	(6.17)

Less Distributions From:
Net investment income	—		—	—	(0.01)	—
Net realized gains	(2.58)		(3.21)	(0.47)	—	—
Return of capital	—		—	—	(0.01)	—

Total Distributions	(2.58)		(3.21)	(0.47)	(0.02)	—

Net Asset Value, End of Year	$27.68		$27.72	$29.01	$26.02	$18.28

Total Return(2)	9.75%		6.59%	13.30%	42.48%	(25.24)%

Net Assets, End of Year (000s)	$311,161		$397,242	$415,006	$405,893	$299,391

Ratios to Average Net Assets:
Gross expenses	1.80	%†	1.97%	1.85%	1.94%	1.95%
Net expenses	1.80	(3)†	1.97	1.85	1.94	1.95
Net investment loss	(0.58)		(0.77)	(0.90)	(0.65)	(0.22)

Portfolio Turnover Rate	193%		265%	131%	107%	107%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.78% and 1.77%, respectively (Note 14).

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         73

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class C Shares(1)

Legg Mason Partners Capital Fund, Inc.	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$27.80		$29.07	$26.07	$18.31	$24.50

Income (Loss) From Operations:
Net investment loss	(0.16)		(0.22)	(0.24)	(0.13)	(0.05)
Net realized and unrealized gain (loss)	2.70		2.16	3.71	7.91	(6.14)

Total Income (Loss) From Operations	2.54		1.94	3.47	7.78	(6.19)

Less Distributions From:
Net investment income	—		—	—	(0.01)	—
Net realized gains	(2.58)		(3.21)	(0.47)	—	—
Return of capital	—		—	—	(0.01)	—

Total Distributions	(2.58)		(3.21)	(0.47)	(0.02)	—

Net Asset Value, End of Year	$27.76		$27.80	$29.07	$26.07	$18.31

Total Return(2)	9.72%		6.65%	13.31%	42.52%	(25.27)%

Net Assets, End of Year (000s)	$407,661		$504,642	$492,644	$518,298	$354,434

Ratios to Average Net Assets:
Gross expenses	1.79	%†	1.94%	1.83%	1.92%	1.96%
Net expenses	1.78	(3)†	1.94	1.83	1.92	1.96
Net investment loss	(0.57)		(0.74)	(0.88)	(0.63)	(0.22)

Portfolio Turnover Rate	193%		265%	131%	107%	107%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.77% and 1.76%, respectively (Note 14).

See Notes to Financial Statements.

74         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class I Shares(1)(2)

Legg Mason Partners Capital Fund, Inc.	2006(2)		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$30.25		$30.98	$27.42	$19.08	$25.27

Income (Loss) From Operations:
Net investment income	0.18		0.17	0.09	0.14	0.23
Net realized and unrealized gain (loss)	2.96		2.31	3.94	8.28	(6.34)

Total Income (Loss) From Operations	3.14		2.48	4.03	8.42	(6.11)

Less Distributions From:
Net investment income	—		—	—	(0.03)	(0.08)
Net realized gains	(2.58)		(3.21)	(0.47)	—	—
Return of capital	—		—	—	(0.05)	—

Total Distributions	(2.58)		(3.21)	(0.47)	(0.08)	(0.08)

Net Asset Value, End of Year	$30.81		$30.25	$30.98	$27.42	$19.08

Total Return(3)	10.93%		8.01%	14.70%	44.34%	(24.26)%

Net Assets, End of Year (000s)	$403,266		$406,387	$344,239	$294,073	$187,241

Ratios to Average Net Assets:
Gross expenses	0.63	%†	0.67%	0.64%	0.65%	0.67%
Net expenses	0.62	(4)†	0.67	0.64	0.65	0.67
Net investment income	0.59		0.54	0.33	0.64	1.07

Portfolio Turnover Rate	193%		265%	131%	107%	107%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Class O shares were redesignated as Class I shares on December 1, 2006.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.60% and 0.60%, respectively (Note 14).

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         75

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class Y Shares(1)(2)

Legg Mason Partners Capital Fund, Inc.	2006(3)		2005	2004		2003	2002
Net Asset Value, Beginning of Period	$32.31		$33.05	$27.46		$19.10	$25.30

Income (Loss) From Operations:
Net investment income	0.19		0.10	0.06		0.15	0.24
Net realized and unrealized gain (loss)	2.50		2.37	6.00		8.29	(6.36)

Total Income (Loss) From Operations	2.69		2.47	6.06		8.44	(6.12)

Less Distributions From:
Net investment income	—		—	—		(0.03)	(0.08)
Net realized gains	(2.58)		(3.21)	(0.47)		—	—
Return of capital	—		—	—		(0.05)	—

Total Distributions	(2.58)		(3.21)	(0.47)		(0.08)	(0.08)

Net Asset Value, End of Period	$32.42		$32.31	$33.05		$27.46	$19.10

Total Return(4)	8.67%		7.47%	22.07	%(5)	44.40%	(24.27)%

Net Assets, End of Period (000s)	—		$1,038	$97		$32,927	$22,807

Ratios to Average Net Assets:
Gross expenses	0.64	%(6)	1.06%	0.59%		0.63%	0.65%
Net expenses	0.64	(6)(7)	1.06	0.59		0.63	0.65
Net investment income	0.65	(6)	0.30	0.21		0.66	1.07

Portfolio Turnover Rate	193%		265%	131%		107%	107%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On November 20, 2006, Class Y shares were renamed as Class I shares.

(3)	For the period January 1, 2006 to December 1, 2006.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)

Total return for the year was affected by 6.21% due to significant redemption. If the effect of the redemption was not included, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)	Annualized.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

76         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class A Shares(1)

Legg Mason Partners Investors Value Fund, Inc.	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$20.43		$20.55	$19.07	$14.69	$18.97

Income (Loss) From Operations:
Net investment income	0.26		0.23	0.29	0.22	0.19
Net realized and unrealized gain (loss)	3.29		1.01	1.70	4.38	(4.31)

Total Income (Loss) From Operations	3.55		1.24	1.99	4.60	(4.12)

Less Distributions From:
Net investment income	(0.26)		(0.23)	(0.28)	(0.22)	(0.16)
Net realized gains	(1.91)		(1.13)	(0.23)	—	—

Total Distributions	(2.17)		(1.36)	(0.51)	(0.22)	(0.16)

Net Asset Value, End of Year	$21.81		$20.43	$20.55	$19.07	$14.69

Total Return(2)	17.63%		6.15%	10.50%	31.59%	(21.76)%

Net Assets, End of Year (000s)	$304,173		$314,069	$308,990	$270,317	$185,308

Ratios to Average Net Assets:
Gross expenses	0.91	%†	0.93%	0.88%	0.96%	0.91%
Net expenses	0.90	(3)†	0.93	0.88	0.96	0.91
Net investment income	1.21		1.13	1.46	1.32	1.19

Portfolio Turnover Rate	25%		53%	36%	34%	44%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 0.88% and 0.88%, respectively (Note 14).

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         77

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class B Shares(1)

Legg Mason Partners Investors Value Fund, Inc.	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$19.98		$20.13	$18.70	$14.40	$18.63

Income (Loss) From Operations:
Net investment income	0.05		0.03	0.10	0.07	0.02
Net realized and unrealized gain (loss)	3.21		1.00	1.67	4.31	(4.21)

Total Income (Loss) From Operations	3.26		1.03	1.77	4.38	(4.19)

Less Distributions From:
Net investment income	(0.05)		(0.05)	(0.11)	(0.08)	(0.04)
Net realized gains	(1.91)		(1.13)	(0.23)	—	—

Total Distributions	(1.96)		(1.18)	(0.34)	(0.08)	(0.04)

Net Asset Value, End of Year	$21.28		$19.98	$20.13	$18.70	$14.40

Total Return(2)	16.49%		5.16%	9.46%	30.52%	(22.52)%

Net Assets, End of Year (000s)	$31,290		$36,803	$43,386	$49,915	$54,897

Ratios to Average Net Assets:
Gross expenses	1.84	%†	1.89%	1.78%	1.83%	1.85%
Net expenses	1.84	(3)†	1.89	1.78	1.83	1.85
Net investment income	0.26		0.16	0.51	0.45	0.13

Portfolio Turnover Rate	25%		53%	36%	34%	44%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 1.82% and 1.82%, respectively (Note 14).

See Notes to Financial Statements.

78         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class C Shares(1)

Legg Mason Partners Investors Value Fund, Inc.	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$20.05		$20.20	$18.76	$14.45	$18.69

Income (Loss) From Operations:
Net investment income	0.07		0.05	0.11	0.08	0.04
Net realized and unrealized gain (loss)	3.24		0.99	1.68	4.32	(4.24)

Total Income (Loss) From Operations	3.31		1.04	1.79	4.40	(4.20)

Less Distributions From:
Net investment income	(0.08)		(0.06)	(0.12)	(0.09)	(0.04)
Net realized gains	(1.91)		(1.13)	(0.23)	—	—

Total Distributions	(1.99)		(1.19)	(0.35)	(0.09)	(0.04)

Net Asset Value, End of Year	$21.37		$20.05	$20.20	$18.76	$14.45

Total Return(2)	16.64%		5.20%	9.53%	30.54%	(22.47)%

Net Assets, End of Year (000s)	$45,553		$52,771	$67,647	$68,296	$53,052

Ratios to Average Net Assets:
Gross expenses	1.76	%†	1.81%	1.75%	1.79%	1.78%
Net expenses	1.76	(3)†	1.81	1.75	1.79	1.78
Net investment income	0.34		0.24	0.56	0.49	0.22

Portfolio Turnover Rate	25%		53%	36%	34%	44%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 1.74% and 1.74%, respectively (Note 14).

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         79

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class I Shares(1)(2)

Legg Mason Partners Investors Value Fund, Inc.	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$20.41		$20.52	$19.05	$14.66	$18.94

Income (Loss) From Operations:
Net investment income	0.33		0.31	0.34	0.27	0.26
Net realized and unrealized gain (loss)	3.28		1.02	1.70	4.39	(4.34)

Total Income (Loss) From Operations	3.61		1.33	2.04	4.66	(4.08)

Less Distributions From:
Net investment income	(0.34)		(0.31)	(0.34)	(0.27)	(0.20)
Net realized gains	(1.91)		(1.13)	(0.23)	—	—

Total Distributions	(2.25)		(1.44)	(0.57)	(0.27)	(0.20)

Net Asset Value, End of Year	$21.77		$20.41	$20.52	$19.05	$14.66

Total Return(3)	17.96%		6.59%	10.80%	32.10%	(21.56)%

Net Assets, End of Year (000s)	$509,174		$830,486	$703,392	$554,537	$274,763

Ratios to Average Net Assets:
Gross expenses	0.56	%†	0.54%	0.57%	0.66%	0.59%
Net expenses	0.55	(4)†	0.54	0.57	0.66	0.59
Net investment income	1.53		1.52	1.74	1.62	1.66

Portfolio Turnover Rate	25%		53%	36%	34%	44%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On November 20, 2006, Class Y shares were renamed as Class I shares.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 0.54% and 0.54%, respectively (Note 14).

See Notes to Financial Statements.

80         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class O Shares(1)

Legg Mason Partners Investors Value Fund, Inc.	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$20.40		$20.52	$19.04	$14.66	$18.94

Income (Loss) From Operations:
Net investment income	0.32		0.30	0.34	0.26	0.23
Net realized and unrealized gain (loss)	3.29		1.01	1.71	4.39	(4.31)

Total Income (Loss) From Operations	3.61		1.31	2.05	4.65	(4.08)

Less Distributions From:
Net investment income	(0.33)		(0.30)	(0.34)	(0.27)	(0.20)
Net realized gains	(1.91)		(1.13)	(0.23)	—	—

Total Distributions	(2.24)		(1.43)	(0.57)	(0.27)	(0.20)

Net Asset Value, End of Year	$21.77		$20.40	$20.52	$19.04	$14.66

Total Return(2)	17.98%		6.51%	10.83%	32.01%	(21.57)%

Net Assets, End of Year (000s)	$577,618		$540,992	$789,928	$757,230	$493,344

Ratios to Average Net Assets:
Gross expenses	0.62	%†	0.58%	0.60%	0.67%	0.63%
Net expenses	0.62	(3)†	0.58	0.60	0.67	0.63
Net investment income	1.49		1.47	1.72	1.60	1.37

Portfolio Turnover Rate	25%		53%	36%	34%	44%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 0.60% and 0.60%, respectively (Note 14).

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         81

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class A Shares(1)
Legg Mason Partners Small Cap Growth Fund I	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$14.98		$15.50	$13.45	$8.91	$13.29

Income (Loss) From Operations:
Net investment income (loss)	(0.06)		(0.03)	(0.02)	(0.07)	0.02
Net realized and unrealized gain (loss)	1.92		0.78	2.07	4.61	(4.39)

Total Income (Loss) From Operations	1.86		0.75	2.05	4.54	(4.37)

Less Distributions From:
Net realized gains	(0.73)		(1.27)	—	—	(0.01)

Total Distributions	(0.73)		(1.27)	—	—	(0.01)

Net Asset Value, End of Year	$16.11		$14.98	$15.50	$13.45	$8.91

Total Return(2)	12.41%		4.82%	15.24%	50.95%	(32.90)%

Net Assets, End of Year (000s)	$430,716		$366,133	$327,973	$261,492	$151,393

Ratios to Average Net Assets:
Gross expenses	1.21	%†	1.15%	1.21%	1.29%	1.18%
Net expenses	1.21	(3)†	1.15	1.21 (3)	1.29	0.91 (3)
Net investment income (loss)	(0.37)		(0.23)	(0.13)	(0.65)	0.20

Portfolio Turnover Rate	94%		117%	130%	143%	84%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.19% and 1.18%, respectively (Note 14).

See Notes to Financial Statements.

82         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class B Shares(1)

Legg Mason Partners Small Cap Growth Fund I	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$13.84		$14.55	$12.74	$8.51	$12.82

Income (Loss) From Operations:
Net investment loss	(0.19)		(0.18)	(0.13)	(0.14)	(0.08)
Net realized and unrealized gain (loss)	1.76		0.74	1.94	4.37	(4.22)

Total Income (Loss) From Operations	1.57		0.56	1.81	4.23	(4.30)

Less Distributions From:
Net realized gains	(0.73)		(1.27)	—	—	(0.01)

Total Distributions	(0.73)		(1.27)	—	—	(0.01)

Net Asset Value, End of Year	$14.68		$13.84	$14.55	$12.74	$8.51

Total Return(2)	11.33%		3.82%	14.21%	49.71%	(33.56)%

Net Assets, End of Year (000s)	$22,173		$27,349	$33,608	$40,560	$45,653

Ratios to Average Net Assets:
Gross expenses	2.16	%†	2.17%	2.09%	2.13%	2.14%
Net expenses	2.16	(3)†	2.17	2.09 (3)	2.13	1.87 (3)
Net investment loss	(1.32)		(1.26)	(1.02)	(1.43)	(0.76)

Portfolio Turnover Rate	94%		117%	130%	143%	84%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.14% and 2.14%, respectively (Note 14).

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         83

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class C Shares(1)

Legg Mason Partners Small Cap Growth Fund I	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$13.97		$14.66	$12.83	$8.57	$12.86

Income (Loss) From Operations:
Net investment loss	(0.18)		(0.16)	(0.12)	(0.15)	(0.05)
Net realized and unrealized gain (loss)	1.78		0.74	1.95	4.41	(4.23)

Total Income (Loss) From Operations	1.60		0.58	1.83	4.26	(4.28)

Less Distributions From:
Net realized gains	(0.73)		(1.27)	—	—	(0.01)

Total Distributions	(0.73)		(1.27)	—	—	(0.01)

Net Asset Value, End of Year	$14.84		$13.97	$14.66	$12.83	$8.57

Total Return(2)	11.44%		3.93%	14.26%	49.71%	(33.30)%

Net Assets, End of Year (000s)	$50,389		$54,994	$59,196	$52,044	$32,369

Ratios to Average Net Assets:
Gross expenses	2.05	%†	2.04%	2.01%	2.06%	1.89%
Net expenses	2.05	(3)†	2.04	2.01 (3)	2.06	1.61 (3)
Net investment loss	(1.21)		(1.12)	(0.94)	(1.43)	(0.50)

Portfolio Turnover Rate	94%		117%	130%	143%	84%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.03% and 2.03%, respectively (Note 14).

See Notes to Financial Statements.

84         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class I Shares(1)(2)

Legg Mason Partners Small Cap Growth Fund I	2006		2005	2004(3)
Net Asset Value, Beginning of Period	$15.04		$15.51	$13.99

Income (Loss) From Operations:
Net investment income	0.00	(4)	0.02	0.01
Net realized and unrealized gain	1.94		0.78	1.51

Total Income From Operations	1.94		0.80	1.52

Less Distributions From:
Net realized gains	(0.73)		(1.27)	—

Total Distributions	(0.73)		(1.27)	—

Net Asset Value, End of Period	$16.25		$15.04	$15.51

Total Return(5)	12.89%		5.14%	10.90%

Net Assets, End of Period (000s)	$92,248		$67,685	$58,197

Ratios to Average Net Assets:
Gross expenses	0.84	%†	0.81%	0.88	%(6)
Net expenses	0.83	(7)†	0.81	0.88	(6)
Net investment income	0.00	(4)	0.12	0.38	(6)

Portfolio Turnover Rate	94%		117%	130%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On November 20, 2006, Class Y shares were renamed as Class I shares.

(3)	For the period November 1, 2004 (inception date) to December 31, 2004.

(4)	Amount represents less than $0.01 per share.
(5)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)	Annualized.

(7)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.81% and 0.81%, respectively (Note 14).

See Notes to Financial Statements.

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Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class O Shares(1)

Legg Mason Partners Small Cap Growth Fund I	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$15.28		$15.74	$13.63	$9.01	$13.42

Income (Loss) From Operations:
Net investment income (loss)	(0.01)		0.01	0.02	(0.03)	0.03
Net realized and unrealized gain (loss)	1.95		0.80	2.09	4.65	(4.43)

Total Income (Loss) From Operations	1.94		0.81	2.11	4.62	(4.40)

Less Distributions From:
Net realized gains	(0.73)		(1.27)	—	—	(0.01)

Total Distributions	(0.73)		(1.27)	—	—	(0.01)

Net Asset Value, End of Year	$16.49		$15.28	$15.74	$13.63	$9.01

Total Return(2)	12.69%		5.14%	15.48%	51.28%	(32.80)%

Net Assets, End of Year (000s)	$3,429		$2,950	$3,277	$835	$505

Ratios to Average Net Assets:
Gross expenses	0.94	%†	0.88%	0.95%	1.09%	1.01%
Net expenses	0.93	(3)†	0.88	0.95 (3)	1.09	0.77 (3)
Net investment income (loss)	(0.09)		0.05	0.15	(0.29)	0.30

Portfolio Turnover Rate	94%		117%	130%	143%	84%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.91% and 0.91%, respectively (Note 14).

See Notes to Financial Statements.

86         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	Class R Shares(1)

Legg Mason Partners Small Cap Growth Fund I	2006(2)
Net Asset Value, Beginning of Period	$16.17

Income (Loss) From Operations:
Net investment loss	(0.00	)(3)
Net realized and unrealized loss	(0.06)

Total Loss From Operations	(0.06)

Net Asset Value, End of Period	$16.11

Total Return	(0.37)%

Net Assets, End of Period (000s)	$10

Ratios to Average Net Assets:
Gross expenses	1.49	%(4)†
Net expenses	1.49	(4)†
Net investment income	(1.33	)%(4)

Portfolio Turnover Rate	94%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period December 28, 2006 (commencement of operations) to December 31, 2006.

(3)	Amount represents less than $0.01 per share.

(4)	Annualized.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.45% and 1.45%, respectively (Note 14).

See Notes to Financial Statements.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         87

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Series Funds, Inc. (“Investment Series”) (formerly known as the Salomon Brothers Investment Series) consists of certain funds of the Legg Mason Partners Series Funds, Inc. (“Series Fund”) (formerly known as Salomon Brothers Investment Series Funds Inc., the Legg Mason Partners Capital Fund, Inc.) (“Capital Fund”) (formerly known as Salomon Brothers Capital Fund Inc.) and the Legg Mason Partners Investors Value Fund, Inc. (“Investors Value Fund”) (formerly known as Salomon Brothers Investors Value Fund Inc.) .

Legg Mason Partners Balanced Fund (“Balanced Fund”) (formerly known as Salomon Brothers Balanced Fund) and Legg Mason Partners Small Cap Growth Fund I (“Small Cap Growth Fund I”) (formerly known as Salomon Brothers Small Cap Growth Fund) are separate investment funds of the Series Fund, a Maryland corporation, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Capital Fund is a non-diversified open-end management investment company and the Investors Value Fund is a diversified open-end management investment company. The Investors Value Fund and the Capital Fund are Maryland corporations, registered under the 1940 Act.

The Capital Fund, Investors Value Fund, Balanced Fund and Small Cap Growth Fund I are referred to collectively herein as the “Funds”.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset values, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Boards of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of

88         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Financial Futures Contracts. Certain Funds may enter into financial futures contracts typically to hedge a portion of the portfolios. Upon entering into a financial futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Funds recognize an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds’ basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written Options. When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Funds realize a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Funds.

A risk in writing a covered call option is that the Funds may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Funds are exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         89

Notes to Financial Statements (continued)

gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Securities Traded on a To-Be-Announced Basis. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage Dollar Rolls. The Balanced Fund and the Capital Fund may enter into dollar rolls in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(h) Lending of Portfolio Securities. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as securities lending income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of

90         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(i) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and Market Risk. The Funds may invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         91

Notes to Financial Statements (continued)

investments held by the Funds. The Funds’ investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Distributions to Shareholders. Distributions from net investment income for the Balanced Fund and Investors Value Fund, if any, are declared and paid on a quarterly basis. Distributions from net investment income for the Capital Fund and Small Cap Growth Fund I are declared on an annual basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Distributions to shareholders of each Fund are recorded on the ex dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(m) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(n) Expenses. Direct expenses are charged to the Funds; general expenses of the Investment Series are allocated to the Funds based on each Fund’s relative net assets.

(o) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund			Undistributed (Overdistributed) Net Investment Income (Loss)	Accumulated Net Realized Gains	Paid-in Capital
Balanced Fund	(a	)	$18,814	—	$(18,814)
	(b	)	144,771	$(144,771)	—

Capital Fund	(c	)	317,585	(3,095)	(314,490)
	(d	)	1,156,270	(1,156,270)	—

Investors Value Fund	(e	)	244,859	(85,972,046)	85,727,187
	(f	)	12,144	(12,144)	—

Small Cap Growth Fund I	(g	)	127,095	(279,602)	152,507
	(h	)	1,496,280	(1,496,280)	—

(a)	Reclassifications are primarily due to a prior year taxable overdistribution and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes.

(c)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(d)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and a tax net operating loss which offsets short-term capital gains for tax purposes.

92         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

(e)	Reclassifications are primarily due to tax adjustments associated with securities involved in an in-kind distribution and book/tax differences in the treatment of various items.

(f)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

(g)	Reclassifications are primarily due to distributions paid in connection with the redemption of Fund shares and book/tax differences in the treatment of various items.

(h)	Reclassifications are primarily due to book/tax differences in the treatment of passive foreign investment companies and a tax net operating loss which offsets short-term capital gains for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management Inc (“SBAM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Funds.

Under the investment management agreement, the Balanced Fund and Small Cap Growth Fund I paid an investment management fee calculated daily and paid monthly at an annual rate of 0.60% and 0.75% of the Fund’s average daily net assets, respectively.

Under the investment management agreement, the Capital Fund paid an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100 million	1.000%
Next $100 million	0.750
Next $200 million	0.625
Over $400 million	0.500

Under the investment management agreement, the Investors Value Fund paid a base investment management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1 billion	0.450

At the end of each calendar quarter, for each percentage point of difference between the investment performance of the class of shares of the Investors Value Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12-month period, this base fee is adjusted upward or downward by the product of (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made.

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Notes to Financial Statements (continued)

However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Investors Value Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling one year periods ended March 31, 2006 and June 30, 2006, the Investors Value Fund exceeded the S&P 500 Index performance by approximately 0.85% and 1.71%, respectively. As a result, base management fees were increased, in aggregate, by $80,239.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became each Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became each Fund’s subadvisers. Additionally, Western Asset Management Company (“Western Asset”) became subadviser to the Balanced Fund. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Funds. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Funds, except for the management of cash and short-term investments. The Funds’ investment management fee remains unchanged. For its services, LMPFA pays the Subadvisers 70% of the net management fee it receives from each Fund. For the Balanced Fund, this fee will be divided between the subadvisers, on a pro rata basis, based on the assets allocated to each Subadvisers, from time to time.

During the year ended December 31, 2006, SBAM and LMPFA reimbursed expenses for the Balanced Fund, Capital Fund, Investors Value Fund, and Small Cap Growth Fund I amounting to $2,942, $67,928, $74,033 and $15,926, respectively.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Funds. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A shares of the Funds. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares of the Funds, which applies if redemption occurs within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Class O and I shares have no initial or CDSC.

94         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

For the year ended December 31, 2006, LMIS and its affiliates received sales charges and CDSCs of approximately:

	Sales Charges	CDSCs
	Class A	Class A		Class B	Class C
Balanced Fund	$5,000	—		$20,000	$0	*
Capital Fund	89,000	—		477,000	—
Investors Value Fund	—	$0	*	42,000	3,000
Small Cap Growth Fund I	14,000	23,000		30,000	1,000

*	Amount represents less than $1,000.

Certain officers and one Director of the Funds are employees of Legg Mason or its affiliates and do not receive compensation from the Funds.

3.	Investments

During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	Investments		U.S. Government & Agency Obligations
	Purchases	Sales	Purchases	Sales
Balanced Fund	$28,415,539	$38,776,043	$75,136,027	$75,948,804
Capital Fund	2,901,284,404	3,158,812,879	—	—
Investors Value Fund	415,056,322	666,311,834	—	—
Small Cap Growth Fund I	540,709,748	510,576,323	—	—

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Balanced Fund	$15,695,055	$(1,861,245)	$13,833,810
Capital Fund	191,717,666	(16,376,876)	175,340,790
Investors Value Fund	385,930,079	(4,030,685)	381,899,394
Small Cap Growth Fund I	108,610,855	(15,677,738)	92,933,117

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         95

Notes to Financial Statements (continued)

At December 31, 2006, the Balanced Fund had the following foreign currency contracts as described below. The unrealized gains on the open contracts in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	$270,000	$356,976	2/7/07	$9,697
Japanese Yen	41,520,000	350,675	2/7/07	(7,256)

Net Unrealized Gain on Open Forward Foreign Currency Contracts				$2,441

At December 31, 2006, the Balanced Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Federal Republic of Germany, 10 year Bonds	13	3/07	$2,005,324	$1,990,472	$(14,852)
Libor Futures	16	9/07	3,703,719	3,702,238	(1,481)
U.S. Treasury Bonds	3	3/07	339,781	334,313	(5,468)
U.S. Treasury 2 year Notes	15	3/07	3,068,575	3,060,469	(8,106)
U.S. Treasury 5 year Notes	14	3/07	1,480,937	1,470,875	(10,062)

					(39,969)

Contracts to Sell:
U.S. Treasury 10 year Notes	45	3/07	$4,867,111	$4,836,094	$31,017

Net Unrealized Loss on Open Futures Contracts					$(8,952)

At December 31, 2006, the Balanced Fund held TBA securities with a total cost of $16,500,312. The average monthly balance of mortgage dollar rolls outstanding for the Balanced Fund during the year ended December 31, 2006 was approximately $15,671,624. At December 31, 2006, Balanced Fund had outstanding mortgage dollar rolls with a total cost of $11,685,253. There were no counterparties with mortgage dollar rolls outstanding in excess of 10% of net assets at December 31, 2006. For the year ended December 31, 2006, Balanced Fund recorded interest income of $100,077 related to such mortgage rolls.

96         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

During the year ended December 31, 2006, written option transactions for the Balanced Fund were as follows:

	Number of Contracts	Premiums Received
Options written, outstanding December 31, 2005	—	—
Options written	1,300,152	$45,053
Options closed	(1,300,124)	(36,880)
Options expired	—	—

Options written, outstanding December 31, 2006	28	$8,173

4.	Line of Credit

The Balanced Fund and Small Cap Growth Fund I, along with other affiliated funds, entered into an agreement with a syndicate of banks which allows the funds collectively to borrow up to $250 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2006, the commitment fee allocated to the Balanced Fund and Small Cap Growth Fund I was $7,842 and $38,307, respectively. Since the line of credit was established there have been no borrowings. Effective November 17, 2006, the line of credit was terminated.

The Capital Fund and Investors Value Fund entered into an agreement with various financial institutions which allows the Funds collectively to borrow up to $200 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For year ended December 31, 2006, the commitment fee allocated to the Capital Fund and Investors Value Fund was $93,035 and $98,455, respectively.

5.	Class Specific Expenses

The Funds have adopted a Rule 12b-1 distribution plan and under that plan each Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. Each Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         97

Notes to Financial Statements (continued)

For the year ended December 31, 2006, class specific expenses were as follows:

Balanced Fund	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$137,830	$59,515	$38,910
Class B	156,568	28,100	15,935
Class C	228,332	33,913	13,445
Class O	—	1,044	3,503

Total	$522,730	$122,572	$71,793

Capital Fund	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$876,999	$278,617	$161,640
Class B	3,545,268	424,025	243,868
Class C	4,651,308	535,168	285,210
Class O	—	46,975	5,363
Class I†#	—	157	541

Total	$9,073,575	$1,284,942	$696,622

Investors Value Fund	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$732,273	$152,777	$113,266
Class B	331,353	61,029	32,397
Class C	493,717	61,464	37,169
Class O	—	250,450	78,814
Class I†	—	405	2,854

Total	$1,557,343	$526,125	$264,500

Small Cap Growth Fund I	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$1,032,131	$384,858	$150,800
Class B	253,580	43,539	42,372
Class C	534,028	65,787	53,421
Class O	—	934	2,537
Class I†	—	150	1,547
Class R*	—	—	—

Total	$1,819,739	$495,268	$250,677

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

*	Inception date of December 28, 2006.

#	Class I shares were converted into Class O shares and redesignated as Class I shares on December 1, 2006.

98         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

6.	Distributions to Shareholders by Class

Balanced Fund	Year Ended December 31, 2006	Year Ended December 31, 2005
Net Investment Income:
Class A	$1,451,861	$1,584,558
Class B	262,637	446,162
Class C	409,174	578,222
Class O	50,292	53,230

Total	$2,173,964	$2,662,172

Net Realized Gains:
Class A	$1,907,131	$669,581
Class B	456,202	242,882
Class C	622,397	311,976
Class O	57,984	22,266

Total	$3,043,714	$1,246,705

Capital Fund
Net Realized Gains:
Class A	$29,453,852	$35,706,679
Class B	29,983,909	43,071,084
Class C	39,418,633	53,534,774
Class O	31,712,679	39,241,820
Class I†#	381,325	87,044

Total	$130,950,398	$171,641,401

Investors Value Fund
Net Investment Income:
Class A	$3,581,879	$3,440,443
Class B	82,584	95,307
Class C	168,868	171,775
Class O	8,606,454	11,036,599
Class I†	10,699,548	11,325,549

Total	$23,139,333	$26,069,673

Net Realized Gains:
Class A	$25,211,719	$16,780,283
Class B	2,656,510	2,104,186
Class C	3,808,813	2,970,309
Class O	47,628,652	39,566,504
Class I†	42,526,783	43,118,479

Total	$121,832,477	$104,539,761

Small Cap Growth Fund I
Net Realized Gains:
Class A	$18,909,558	$28,867,210
Class B	1,080,812	2,424,597
Class C	2,398,353	4,732,250
Class O	141,241	246,532
Class I†	3,960,622	5,262,094

Total	$26,490,586	$41,532,683

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

#	Class I shares were converted into Class O shares and redesignated as Class I shares on December 1, 2006.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         99

Notes to Financial Statements (continued)

7.	Capital Shares

At December 31, 2006, the Series Fund had 10 billion shares of authorized capital stock, par value $0.001 per share. The Capital Fund had 1 billion shares of authorized capital stock, par value $0.001 per share. The Investors Value Fund had 1 billion shares of authorized capital stock, par value $0.001 per share.

Transactions in Fund shares for the periods indicated were as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005
Balanced Fund	Shares	Amount	Shares	Amount
Class A
Shares sold	1,047,905	$14,303,297	803,842	$10,396,674
Shares issued on reinvestment	224,033	3,057,977	157,039	2,028,626
Shares repurchased	(1,154,080)	(15,594,099)	(1,585,040)	(20,451,739)

Net Increase (Decrease)	117,858	$1,767,175	(624,159)	$(8,026,439)

Class B
Shares sold	131,875	$1,768,200	135,686	$1,728,865
Shares issued on reinvestment	45,509	615,345	47,222	604,866
Shares repurchased	(594,097)	(7,912,746)	(601,746)	(7,701,032)

Net Decrease	(416,713)	$(5,529,201)	(418,838)	$(5,367,301)

Class C
Shares sold	189,139	$2,516,184	128,589	$1,647,111
Shares issued on reinvestment	71,301	968,179	63,806	820,293
Shares repurchased	(755,527)	(10,303,540)	(814,647)	(10,446,694)

Net Decrease	(495,087)	$(6,819,177)	(622,252)	$(7,979,290)

Class O
Shares sold	9,714	$129,960	2,663	$34,189
Shares issued on reinvestment	7,283	100,132	5,468	71,261
Shares repurchased	(23,763)	(317,675)	(7,259)	(94,725)

Net Increase (Decrease)	(6,766)	$(87,583)	872	$10,725

Capital Fund
Class A
Shares sold	2,891,207	$87,121,997	2,865,857	$87,677,431
Shares issued on reinvestment	937,071	26,797,813	1,066,135	32,052,664
Shares repurchased	(4,184,889)	(122,597,346)	(3,504,602)	(106,794,236)
Shares issued with merger	135,820	2,787,125	—	—

Net Increase (Decrease)	(220,791)	$(5,890,411)	427,390	$12,935,859

Class B
Shares sold	486,295	$13,731,347	1,097,722	$31,786,474
Shares issued on reinvestment	953,476	25,299,392	1,276,834	36,149,087
Shares repurchased	(4,552,578)	(124,734,238)	(2,352,548)	(68,352,185)
Shares issued with merger	25,888	511,662	—	—

Net Increase (Decrease)	(3,086,919)	$(85,191,837)	22,008	$(416,624)

100         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

	Year Ended December 31, 2006		Year Ended December 31, 2005
Capital Fund	Shares	Amount	Shares	Amount
Class C
Shares sold	1,157,884	$32,599,064	2,628,462	$76,643,314
Shares issued on reinvestment	1,294,487	34,431,157	1,662,957	47,176,641
Shares repurchased	(5,936,456)	(161,952,849)	(3,083,477)	(89,422,968)
Shares issued with merger	13,543	268,742	—	—

Net Increase (Decrease)	(3,470,542)	$(94,653,886)	1,207,942	$34,396,987

Class I
Shares sold	476,284	$23,890,885	1,712,318	$53,629,556
Shares issued on reinvestment	1,052,624	30,981,566	1,244,282	38,278,347
Shares repurchased	(2,845,711)	(86,276,273)	(633,188)	(19,786,005)
Shares issued with merger	969,827	20,166,401	—	—

Net Increase (Decrease)	(346,976)	$(11,237,421)	2,323,412	$72,121,898

Class Y†#
Shares sold	133,957	$4,500,005	31,898	$1,082,978
Shares issued on reinvestment	12,070	381,326	2,663	87,044
Shares repurchased	(178,153)	(5,789,919)	(5,356)	(178,491)

Net Increase (Decrease)	(32,126)	$(908,588)	29,205	$991,531

Investors Value Fund
Class A
Shares sold	3,454,859	$74,914,454	4,029,888	$81,952,873
Shares issued on reinvestment	1,290,017	27,928,705	955,605	19,617,774
Shares repurchased	(6,170,462)	(133,278,722)	(4,646,907)	(95,137,607)

Net Increase (Decrease)	(1,425,586)	$(30,435,563)	338,586	$6,433,040

Class B
Shares sold	180,221	$3,843,850	106,169	$2,122,417
Shares issued on reinvestment	113,840	2,400,233	96,724	1,941,400
Shares repurchased	(666,246)	(14,083,851)	(515,500)	(10,351,589)

Net Decrease	(372,185)	$(7,839,768)	(312,607)	$(6,287,772)

Class C
Shares sold	101,120	$2,148,919	116,057	$2,316,406
Shares issued on reinvestment	175,667	3,719,447	146,216	2,946,014
Shares repurchased	(776,700)	(16,674,151)	(979,286)	(19,672,148)

Net Decrease	(499,913)	$(10,805,785)	(717,013)	$(14,409,728)

Class O
Shares sold	158,383	$3,428,136	694,437	$14,017,391
Shares issued on reinvestment	1,989,931	43,013,724	2,031,914	41,662,462
Shares repurchased	(2,130,753)	(46,192,843)	(14,701,918)	(301,167,112)

Net Increase (Decrease)	17,561	$249,017	(11,975,567)	$(245,487,259)

Class I†
Shares sold	5,317,446	$114,576,188	7,968,719	$162,550,982
Shares issued on reinvestment	2,466,654	53,226,331	2,654,051	54,444,210
Shares repurchased	(25,096,151)	(541,692,208)	(4,197,085)	(86,210,291)

Net Increase (Decrease)	(17,312,051)	$(373,889,689)	6,425,685	$130,784,901

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

#	Class I shares were converted into Class O shares and redesignated as Class I shares on December 1, 2006.

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         101

Notes to Financial Statements (continued)

	Year Ended December 31, 2006		Year Ended December 31, 2005
Small Cap Growth Fund I	Shares	Amount	Shares	Amount
Class A
Shares sold	7,791,730	$125,089,743	6,907,332	$105,362,202
Shares issued on reinvestment	1,090,979	17,646,861	1,804,285	27,448,152
Shares repurchased	(6,593,187)	(104,282,906)	(5,430,011)	(81,928,459)

Net Increase	2,289,522	$38,453,698	3,281,606	$50,881,895

Class B
Shares sold	86,495	$1,268,763	92,957	$1,307,962
Shares issued on reinvestment	66,051	974,008	158,199	2,229,670
Shares repurchased	(618,660)	(8,969,727)	(583,806)	(8,261,459)

Net Decrease	(466,114)	$(6,726,956)	(332,650)	$(4,723,827)

Class C
Shares sold	381,761	$5,633,149	551,402	$7,861,936
Shares issued on reinvestment	130,801	1,949,820	295,325	4,199,898
Shares repurchased	(1,055,118)	(15,503,718)	(947,094)	(13,451,870)

Net Decrease	(542,556)	$(7,920,749)	(100,367)	$(1,390,036)

Class O
Shares sold	79,995	$1,314,030	118,896	$1,859,233
Shares issued on reinvestment	8,374	138,626	15,659	242,900
Shares repurchased	(73,549)	(1,201,234)	(149,656)	(2,327,944)

Net Increase (Decrease)	14,820	$251,422	(15,101)	$(225,811)

Class I†
Shares sold	1,780,449	$28,085,550	1,033,887	$15,545,404
Shares issued on reinvestment	242,883	3,960,623	344,609	5,262,094
Shares repurchased	(845,288)	(13,576,640)	(632,145)	(9,744,507)

Net Increase	1,178,044	$18,469,533	746,351	$11,062,991

Class R*
Shares sold	618	$10,000	—	—

Net Increase	618	$10,000	—	—

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

*	Inception date December 28, 2006.

8.	Redemptions-in-Kind

The Funds may make payment for Funds shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2006, the Investors Value Fund had redemptions-in-kind with total proceeds in the amount of $419,058,647. The net realized gains on these redemptions-in-kind amounted to $87,094,951, which will not be realized for tax purposes.

102         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

9.	Transfer of Net Assets

On December 2, 2006, the Capital Fund acquired the assets and certain liabilities of the Salomon Brothers Mid Cap Fund (“Mid Cap Fund”), pursuant to a plan of reorganization approved by Mid Cap Fund shareholders on November 20, 2006. Total shares issued by Capital Fund and the total net assets of the Mid Cap Fund and the Capital Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by Capital Fund	Total Net Assets of Mid Cap Fund	Total Net Assets of the Capital Fund
Mid Cap Fund	1,145,078	$23,733,930	$1,454,178,787

The total net assets of the Mid Cap Fund before acquisition included unrealized appreciation of $6,749,502. Total net assets of the Capital Fund immediately after the transfer were $1,477,912,718. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

10.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2006 were as follows:

	Balanced Fund	Capital Fund	Investors Value Fund	Small Cap Growth Fund I
Distributions Paid From:
Ordinary income	$2,173,964	$19,146,646	$41,806,668	$5,585,790
Net long-term capital gains	3,043,714	111,803,752	103,165,142	20,904,796

Total Distributions Paid	$5,217,678	$130,950,398	$144,971,810	$26,490,586

The tax character of distributions paid during the fiscal year ended December 31, 2005 were as follows:

	Balanced Fund	Capital Fund	Investors Value Fund	Small Cap Growth Fund I
Distributions Paid From:
Ordinary income	$2,556,196	$41,000,032	$47,058,756	$11,000,032
Net long-term capital gains	1,352,681	130,641,369	83,550,678	30,532,651

Total Distributions Paid	$3,908,877	$171,641,401	$130,609,434	$41,532,683

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         103

Notes to Financial Statements (continued)

December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

	Balanced Fund		Capital Fund		Investors Value Fund		Small Cap Growth Fund I
Undistributed ordinary income — net	$193,215		$54,009,904		$2,899,489		$6,752,885
Undistributed long-term capital gains — net	219,193		18,032,902		6,909,998		288,787

Total undistributed earnings	$412,408		$72,042,806		$9,809,487		$7,041,672
Other book/tax temporary differences	(10,585	)(a)	(319,894	)(c)	(494,073	)(e)	23,220	(f)
Unrealized appreciation/(depreciation)	13,828,166	(b)	175,345,397	(d)	381,900,837	(d)	92,933,117	(g)

Total Accumulated Earnings/ (Losses) — Net	$14,229,989		$247,068,309		$391,216,251		$99,998,009

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, book/tax differences in the treatment of distributions from real estate investment trusts, the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for premiums on fixed income securities.

(c)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures contracts and differences in the book/tax treatment of various items.

(d)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(e)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles and differences in the book/tax treatment of various items.

(f)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts and differences in the book/tax treatment of various items.

(g)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

11.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards,

104         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Board selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

These Funds are not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore have not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

12.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 11. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds,

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         105

Notes to Financial Statements (continued)

rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

*    *    *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and SBAM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested (including Balanced Fund) and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint (including Capital Fund), under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers

106         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). Balanced Fund, Capital Fund and Small Cap Growth I were not identified in the Second Amended complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

13.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Funds’ managers believes that this matter is not likely to have a material adverse effect on the Funds.

14.	Special Shareholder Meeting and Reorganization

Shareholder approval of a merger and reorganization pursuant to which the Balanced Fund’s assets will be acquired, and its liabilities assumed by Legg Mason Partners Capital and Income Fund (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund was obtained at the November 2006 Shareholder Meeting. It is expected that the Balanced Fund will then be terminated, and shares of the Acquiring Fund will be distributed to Balanced Fund’s shareholders on or about March 16, 2007. Under the reorganization, Fund shareholders will receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Balanced Fund. It is anticipated that as a result of the reorganization, Fund shareholders will recognize no gain or loss for Federal income tax purposes.

The Board and the shareholders of the Salomon Brothers Mid Cap Fund (the “Acquired Fund”) and the Board of the Capital Fund have approved an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and the assumption of all the liabilities of the Acquired Fund, in exchange for shares of the Capital Fund. It is expected that the reorganization will occur on or about December 1, 2006.

Shareholders also approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         107

Notes to Financial Statements (continued)

noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portion of the costs that are borne by the fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes and are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information” at the end of this report.

15.	Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for the Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that FIN 48 will not have a material impact on the Fund’s financial statements.

*  *  *

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

108         Legg Mason Partners Series Funds, Inc. 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Series Funds, Inc.

Legg Mason Partners Capital Fund, Inc.

Legg Mason Partners Investors Value Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Legg Mason Partners Balanced Fund (formerly Salomon Brothers Balanced Fund) and Legg Mason Partners Small Cap Growth Fund I (formerly Salomon Brothers Small Cap Growth Fund), each a series of Legg Mason Partners Series Fund, Inc. (formerly Salomon Brothers Series Funds Inc), Legg Mason Partners Capital Fund, Inc. (formerly Salomon Brothers Capital Fund Inc) and Legg Mason Partners Investors Value Fund, Inc. (formerly Salomon Brothers Investors Value Fund Inc) and schedule of options written specific to the Legg Mason Partners Balanced Fund, as of December 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Balanced Fund, Legg Mason Partners Small Cap Growth Fund I, Legg Mason Partners Capital Fund, Inc. and Legg Mason Partners Investors Value Fund, Inc. as of December 31, 2006, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2007

Legg Mason Partners Series Funds, Inc. 2006 Annual Report         109

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners Series Funds, Inc. (formerly known as Salomon Brothers Series Funds Inc.), Legg Mason Partners Capital Fund, Inc. (formerly known as Salomon Brothers Capital Fund Inc.) and Legg Mason Partners Investors Value Fund, Inc. (formerly known as Salomon Brothers Investors Value Fund Inc. (each a “Company” and together, the “Companies”) are managed under the direction of their Board of Directors. Information pertaining to the Directors and Officers of the Companies is set forth below. Unless otherwise noted, each person listed below holds his or her position with all of the Companies. The Statement of Additional Information includes additional information about Company Directors and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Andrew L. Breech(1)(2) 2120 Wilshire Blvd. Santa Monica, CA 90403 Birth Year: 1952	Director	Since 1991	President, Dealer Operating Control Service, Inc.	3	None

Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1998	President, Colman Consulting Co.	35	None

Daniel P. Cronin(3) 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 1998	Retired; formerly Associate General Counsel, Pfizer Inc.	32	None

William R. Dill(1)(2) 25 Birch Lane Cumberland Foreside, ME 04110 Birth Year: 1930	Director	Since 1985	Retired	3	None

110         Legg Mason Partners Series Funds, Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Leslie H. Gelb(3) 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	32	Director of two registered investment companies advised by Blackstone Asia Advisers LLC (“Blackstone”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 50611 Birth Year: 1942	Director	Since 2003	President, WR Hutchinson & Associates, Inc. (consultant); Group Vice President, Mergers & Acquisitions, BP p.l.c.	42	Director, Associated Banc-Corp.

Dr. Riordan Roett(3) The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	32	None

Jeswald W. Salacuse(3) Tufts University — The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law and Formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	32	Director of two registered investment companies advised by Blackstone

Thomas F. Schlafly(1)(2) 720 Olive Street St. Louis, MO 63101 Birth Year: 1948	Director	Since 1986	Of Counsel to Blackwell Sanders Peper Martin LLP; President, The Saint Louis Brewery, Inc.	3	None

Legg Mason Partners Series Funds, Inc.         111

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors, LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	None

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

112         Legg Mason Partners Series Funds, Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Legg Mason Partners Series Funds, Inc.         113

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Officers:
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, and (2) a Director resigns or his or her term as a Director is terminated in accordance with the applicable Fund’s by-laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

**	Mr. Gerken is an “interested person” of the Companies as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

(1)	Legg Mason Partners Investors Value Fund, Inc. only.

(2)	Legg Mason Partners Capital Fund, Inc. only.

(3)	Legg Mason Partners Series Funds, Inc. only.

114         Legg Mason Partners Series Funds, Inc.

Additional Shareholder Information (unaudited)

Results of Special Meetings of Shareholders

On November 20, 2006, a Special Meeting of Shareholders was held to approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Balanced Fund (the “Acquired Fund”), in exchange for shares of the corresponding Legg Mason Partners Capital and Income Fund, Inc. (the “Acquiring Fund”) to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund. The following Table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for the matter voted on at the Special Meeting of Shareholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,492,481.177	59,313.896	164,125.863	0.000

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Funds’ Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) elect Board Members, (2) Agreement and Plan of Reorganization, and (3) Revise Fundamental Investment Policies.

Proposal 1: Elect Board Members†

Nominees	Votes For	Authority Withheld	Abstentions
Legg Mason Partners Series Funds, Inc.
Elliot J. Berv	170,131,302.836	4,468,490.792	10.000
A. Benton Cocanougher	170,076,708.899	4,523,084.729	10.000
Jane F. Dasher	170,173,534.272	4,426,259.356	10.000
Mark T. Finn	170,143,278.202	4,456,515.426	10.000
Rainer Greeven	170,096,226.735	4,503,566.893	10.000
Stephen Randolph Gross	170,143,797.553	4,455,996.075	10.000
Richard E. Hanson Jr.	170,129,136.798	4,470,656.830	10.000
Diana R. Harrington	170,130,532.635	4,469,260.993	10.000
Susan M. Heilbron	170,126,638.044	4,473,155.584	10.000
Susan B. Kerley	170,154,946.991	4,444,846.637	10.000
Alan G. Merten	170,118,820.486	4,480,973.142	10.000
R. Richardson Pettit	170,136,193.119	4,463,600.509	10.000
R. Jay Gerken, CFA	170,118,397.788	4,481,395.840	10.000

†	Board Members are elected by the shareholders of all the series of the Company of which the Fund is a series.

Legg Mason Partners Series Funds, Inc.         115

Additional Shareholder Information (unaudited) (continued)

Nominees	Votes For	Authority Withheld	Abstentions
Legg Mason Partners Capital Fund, Inc.
Paul R. Ades	26,014,273.070	549,638.614	0.000
Andrew L. Breech	26,030,766.406	533,145.278	0.000
Dwight B. Crane	26,005,531.783	558,379.901	0.000
Robert M. Frayn, Jr.	26,004,887.373	559,024.311	0.000
Frank G. Hubbard	26,010,958.007	552,953.677	0.000
Howard J. Johnson	26,019,927.816	543,983.868	0.000
David E. Maryatt	26,011,809.119	552,102.565	0.000
Jerome H. Miller	26,006,355.783	557,555.901	0.000
Ken Miller	26,022,141.070	541,770.614	0.000
John J. Murphy	26,012,014.975	551,896.709	0.000
Thomas T. Schlafly	26,006,377.303	557,534.381	0.000
Jerry A. Viscione	26,025,401.054	538,510.630	0.000
R. Jay Gerken, CFA	26,007,444.548	556,467.136	0.000

†	Board Members are elected by the shareholders of all the series of the Company of which the Fund is a series.

Proposal 2: Agreement and Plan of Reorganization

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Legg Mason Partners Balanced Fund	2,661,036.366	47,564.418	188,372.678	1,042,214.000

Proposal 3: Revise Fundamental Investment Policies.

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Legg Mason Partners Balanced Fund
Borrowing Money	2,644,164.664	61,939.120	190,869.678	1,042,214.000
Underwriting	2,641,602.711	60,371.073	194,999.678	1,042,214.000
Lending	2,642,057.664	61,932.120	192,983.678	1,042,214.000
Issuing Senior Securities	2,646,078.664	55,805.120	195,089.678	1,042,214.000
Real Estate	2,641,756.496	66,834.288	188,382.678	1,042,214.000
Commodities	2,642,321.559	65,599.225	189,052.678	1,042,214.000
Concentration	2,648,381.727	58,005.057	190,586.678	1,042,214.000
Diversification	2,651,980.879	56,609.905	188,382.678	1,042,214.000
Investment in other Investment Companies	2,641,448.986	67,105.686	188,418.790	1,042,214.000

116         Legg Mason Partners Series Funds, Inc.

Additional Shareholder Information (unaudited) (continued)

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Legg Mason Partners Capital Fund, Inc.
Borrowing Money	18,704,443.160	600,203.933	734,818.591	6,524,446.000
Underwriting	18,673,229.806	613,109.024	753,126.854	6,524,446.000
Lending	18,653,927.697	632,777.367	752,760.620	6,524,446.000
Issuing Senior Securities	18,673,478.526	600,144.961	765,842.197	6,524,446.000
Real Estate	18,663,264.256	608,333.407	767,868.021	6,524,446.000
Commodities	18,644,760.050	637,184.635	757,520.999	6,524,446.000
Concentration	18,620,638.240	654,826.627	764,000.817	6,524,446.000
Diversification	18,642,975.894	633,426.100	763,063.690	6,524,446.000
Non-Fundamental	18,452,691.469	380,512.770	508,262.801	6,524,446.000
Purchase of Iliquid Securities	18,533,783.596	716,087.084	789,595.004	6,524,446.000
Purchase of Securities on Margin and Making Short Sales	18,558,806.594	715,235.228	765,423.862	6,524,446.000
Investment in Other Investment Companies	18,636,134.056	661,786.897	741,544.731	6,524,446.000
Investment in Oil, Gas or Other Mineral Exploration Development Program	18,661,350.945	625,932.195	752,182.544	6,524,446.000
Excercising Control or Management	18,581,832.371	691,936.023	765,697.290	6,524,446.000
Warrants	18,577,784.368	662,498.609	799,182.707	6,524,446.000
Related Party Investments	18,556,164.495	561,091.002	922,210.187	6,524,446.000
Unseasoned Issuers	18,528,309.806	742,985.295	768,170.583	6,524,446.000
Investment in Affiliates to Affiliates	18,550,349.325	724,833.442	764,282.917	6,524,446.000

On January 12, 2007, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Funds’ Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) elect Board Members, (2) Agreement and Plan of Reorganization and (3) Fundamental Investment Policies.

Legg Mason Partners Series Funds, Inc.         117

Additional Shareholder Information (unaudited) (continued)

Proposal 1: Elect Board Members†

Nominees	Votes For	Authority Withheld	Abstentions
Legg Mason Partners Investors Value Fund, Inc.
Paul R. Ades	26,029,653.458	971,011.569	0.000
Andrew L. Breech	26,045,959.973	954,705.054	0.000
Dwight B. Crane	26,014,377.897	986,287.130	0.000
Robert M. Frayn, Jr.	26,008,980.873	991,684.154	0.000
Frank G. Hubbard	26,033,371.606	967,293.421	0.000
Howard J. Johnson	25,278,591.802	1,722,073.225	0.000
David E. Maryatt	26,038,665.101	961,999.926	0.000
Jerome H. Miller	26,008,302.207	992,362.820	0.000
Ken Miller	26,023,607.450	977,057.577	0.000
John J. Murphy	25,258,695.651	1,741,969.376	0.000
Thomas T. Schlafly	25,988,753.929	1,011,911.098	0.000
Jerry A. Viscione	26,011,858.817	988,606.210	0.000
R. Jay Gerken, CFA	25,955,714.431	1,044,950.596	0.000

†	Board Members are elected by the shareholders of all the series of the Company of which the Fund is a series.

Proposal 2: Agreement and Plan of Reorganization

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Legg Mason Partners
Small Cap Growth Fund I	18,067,739.580	370,798.842	796,722.790	7,070,199.000

Proposal 3: Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Legg Mason Partners Investors Value Fund, Inc.
Borrowing Money	42,774,813.361	3,116,701.062	2,284,321.832	4,158,786.000
Underwriting	42,931,150.927	2,732,604.311	2,512,081.017	4,158,786.000
Lending	42,739,775.853	3,062,525.951	2,373,534.451	4,158,786.000
Issuing Senior Securities	43,050,362.894	2,802,229.182	2,323,244.179	4,158,786.000
Real Estate	43,014,527.482	2,753,314.254	2,407,994.519	4,158,786.000
Commodities	42,688,615.395	3,155,396.607	2,331,824.253	4,158,786.000
Concentration	42,979,168.417	2,828,572.389	2,368,095.449	4,158,786.000
Diversification	42,806,368.212	3,052,719.860	2,316,748.183	4,158,786.000
Non-Fundamental	40,181,105.449	5,549,899.596	2,444,831.210	4,158,786.000
Purchasing Securities on Margin and Making Short Sales	42,363,719.685	3,629,198.996	2,182,917.574	4,158,786.000
Investment in other Investment Companies	42,587,344.240	3,272,764.564	2,315,727.451	4,158,786.000
Related Party Investments	42,488,173.011	3,240,305.762	2,447,357.482	4,158,786.000
Investment in Unseasoned Issuers	42,176,089.724	3,835,296.178	2,164,450.353	4,158,786.000
Investment in Affiliates to Affiliates	42,391,052.362	3,337,835.859	2,446,948.034	4,158,786.000

118         Legg Mason Partners Series Funds, Inc.

Additional Shareholder Information (unaudited) (continued)

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Legg Mason Partners Small Cap Growth Fund I
Borrowing Money	17,892,979.857	499,077.782	843,203.573	7,070,199.000
Underwriting	17,917,867.402	467,075.174	850,318.636	7,070,199.000
Lending	17,888,152.696	496,758.377	850,350.139	7,070,199.000
Issuing Senior Securities	17,913,415.454	473,786.831	848,058.927	7,070,199.000
Real Estate	17,875,658.171	488,060.851	871,542.190	7,070,199.000
Commodities	17,862,974.932	513,884.135	858,402.145	7,070,199.000
Concentration	17,870,726.714	486,057.837	878,476.661	7,070,199.000
Diversification	17,865,993.601	517,026.376	852,241.235	7,070,199.000
Investment in other Investment Companies	17,811,163.620	544,956.195	879,141.397	7,070,199.000

Legg Mason Partners Series Funds, Inc.         119

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2006:

	Balanced Fund		Capital Fund
Record Date:	Quarterly	12/7/2006	6/22/2006	11/29/2006
Payable Date:	Quarterly	12/8/2006	6/23/2006	11/30/2006

Ordinary Income:
Qualified Dividend Income for Individuals	40.62%	—	20.07%	—

Dividends Qualifying for the Dividends Received Deduction for Corporations	37.61%	—	18.88%	—

Interest from Federal Obligations	6.36%	—	—	—

Long-Term Capital Gain Dividend	—	$0.453910	$0.549829	$1.679900

	Investors Value Fund			Small Cap Growth Fund
Record Date:	Quarterly	6/22/2006	12/7/2006	6/22/2006	12/7/2006
Payable Date:	Quarterly	6/23/2006	12/8/2006	6/23/2006	12/8/2006

Ordinary Income:
Qualified Dividend Income for Individuals	74.97%	55.96%	—	47.53%	45.96%

Dividends Qualifying for the Dividends Received Deduction for Corporations	64.99%	51.94%	—	47.72%	45.47%

Long-Term Capital Gain Dividend	—	$0.064331	$1.552669	$0.004428	$0.572790

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

120         Legg Mason Partners Series Funds, Inc.

Legg Mason Partners Series Funds, Inc.

DIRECTORS

Andrew L. Breech(1)

Carol L. Colman

Daniel P. Cronin(2)

William R. Dill(1)

Leslie H. Gelb(2)

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Dr. Riordan Roett(2)

Jeswald W. Salacuse(2)

Thomas F. Schlafly(1)

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

ClearBridge Advisors LLC

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

(1)	Legg Mason Partners Investors Value Fund, Inc. and Legg Mason Partners Capital Fund, Inc. only.

(2)	Legg Mason Partners Series Funds, Inc. only.

This report is submitted for the general information of the shareholders of Legg Mason Partners Series Funds, Inc. but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason

Investors Services, LLC

Member NASD, SIPC

FD04089 2/07	SR07-284

Legg Mason Partners Series Funds, Inc.

Legg Mason Partners Balanced Fund

Legg Mason Partners Capital Fund, Inc.

Legg Mason Partners Investors

Value Fund, Inc.

Legg Mason Partners Small Cap

Growth Fund I

LEGG MASON PARTNERS SERIES FUNDS, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and coped at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how each Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that each Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,000 in 2005 performed by PwC and $30,000 in 2006 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $3,755 in 2005 and $0 in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Capital Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $3,500 in 2005 performed by PwC and $6,298 in 2006 performed by PwC and KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Capital Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Capital Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Legg Mason Partners Capital Fund Inc., requiring pre-approval by the Audit Committee for the year ended December 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Legg Mason Partners Capital Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Capital Fund Inc. during the reporting period was $2.7 million for the year ended December 31, 2005.

Non-audit fees billed by KPMG for services rendered to Legg Mason Partners Capital Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Capital Fund Inc. during the reporting period was $75,000 and $0 for the years ended December 31, 2005 and December 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Legg Mason Partners Capital Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Capital Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year

(the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)    Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Capital Fund, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Capital Fund Inc.

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Capital Fund, Inc.

Date:	March 9, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Capital Fund, Inc.

Date:	March 9, 2007